               December 31, 2000

               Annual Report

                                                           Asset Allocation Fund
                                                                 Bond Index Fund
                                                               Money Market Fund
                                                              S&P 500 Stock Fund

                                     Advised by Barclays Global Fund Advisors
                                     Sponsored and distributed by Stephens Inc., Member NYSE/SIPC

                                           Barclays Global Investors Funds, Inc.

Table Of Contents

To Our Shareholders...................................................  1
Market Overview.......................................................  2
Managers' Discussion and Analysis.....................................  4

Barclays Global Investors Funds, Inc.
  Statements of Assets and Liabilities................................ 11
  Statements of Operations............................................ 11
  Statements of Changes in Net Assets................................. 12
  Financial Highlights................................................ 16
  Notes to the Financial Statements................................... 18
  Independent Auditors' Report........................................ 21
  Tax Information (unaudited)......................................... 22

Master Investment Portfolio -- Schedules of Investments
  Asset Allocation Master Portfolio................................... 23
  Bond Index Master Portfolio......................................... 30
  Money Market Master Portfolio....................................... 35
  S&P 500 Index Master Portfolio...................................... 37

Master Investment Portfolio
  Statements of Assets and Liabilities................................ 44
  Statements of Operations............................................ 44
  Statements of Changes in Net Assets................................. 45
  Notes to the Financial Statements................................... 47
  Independent Auditors' Report........................................ 51

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

To Our Shareholders

    The 2000 fiscal year was one of historic events and market extremes. Highlights from the year include:

    . On February 1, the economic boom became the longest in history, with 107 months of expansion.

    . The Federal Reserve Board raised short-term interest rates three times during the first half of the year.

    . After climbing to a record high on March 10th, the Nasdaq posted a decline of 39.18% for the year, its worst annual performance since its inception in 1971.

    . The S&P 500 Index broke its five-year winning streak by losing 9.10% for the year, its worst performance since 1977.

    . The price for a barrel of crude oil climbed to more than $38 in October, the highest level since the Gulf War in 1990.

    . The European currency sank to a low of $0.83 against the US Dollar in October, the lowest it has been since its inception in January 1999.

    . For the first time in modern history, the US presidential election failed to produce a clear winner for more than a month.

    As we look back on a year in which the Nasdaq and the S&P 500 Index reached record-highs and then posted substantial losses, we urge investors to maintain a long-term perspective when making investment decisions. While one fund's recent performance may be better than another's, it is important to remember that past performance is no guarantee of future returns. Even as market conditions change, you should maintain your investment strategy as long as it remains appropriate for your short- or long-term objectives. One trait many successful investors share is the ability to stay focused on their personal financial goals while ignoring temporary market swings.

    The Barclays Global Investors Funds offer a simple, cost-effective way for you to invest in your future. We trust that the Funds are fulfilling your expectations and will continue to do so. We appreciate your confidence and look forward to continuing to help you meet your investment goals.

Barclays Global Investors Family of Funds                          February 2001

Barclays Global Investors Funds Market Overview
12-Month Period Ended December 31, 2000

US Equity Markets

    US equity markets faced a year of turmoil and extremes in 2000. The Federal Reserve Board (the "Fed") raised rates three times in the first half of the year, the Nasdaq reached a historic high before logging its worst year's performance since its inception in 1971, and the price of oil reached post-Gulf War highs. By year end, many investors had shifted some of their investments from "new economy" growth stocks to value-oriented "old economy" companies.

    As 2000 opened, higher-than-expected fourth quarter GDP figures renewed inflation fears, contributing to the Dow Jones Industrial Average's worst monthly performance since January 1990. Amid further strong economic signs, the Fed raised rates twice during the quarter, in February and March, and the markets rallied after each hike. After a roller coaster ride of ups and downs, markets finished the first quarter in positive territory. However, a shift had begun that would continue throughout the year: the "new economy" technology stock craze had begun to wane, and many investors started to favor the relative safe haven that "old economy" stocks offered.

    The second quarter saw even greater market volatility. On April 3rd, a US District Court judge ruled that Microsoft had "maintained its monopoly power by anticompetitive means and attempted to monopolize the Web browser market, both in violation of Section 2 of the Sherman Antitrust Act." The stock fell nearly 15% for the day and triggered a sell-off among technology stocks. The sell-off spread to other sectors in mid-April, when economic figures revealed the strongest economic growth in more than five years. Many investors sought shelter in "old economy" stocks, and the Nasdaq suffered while sectors such as financial and utilities performed well. A widely anticipated increase in interest rates by the Fed on May 16th spurred further market declines: by May 23rd, the Nasdaq had fallen 37.32% from its historic high on March 10th. In June, economic reports pointed toward a slowing economy, and the markets enjoyed a brief reprieve as inflation concerns abated.

    In the second half, however, investors found two new concerns: as oil prices reached historic highs and the European currency sank to new lows, many investors became anxious about the sustainability of corporate earnings levels, particularly for companies with exposure to European markets. Both developments prompted intervention: in September, the Clinton Administration authorized the release of strategic oil reserves in an effort to stabilize the escalating price of oil. On the very same day, central banks around the world purchased euros in a coordinated effort to prop up the currency.

    By the fourth quarter, the technology market suffered as many industry leaders announced that they would not meet earnings expectations. The technology-heavy Nasdaq lost 22.90% in November alone. The delayed results of the presidential election contributed an additional dose of uncertainty to an already confused market. Finally, December brought economic news suggesting that the economy's growth rate had slowed from 5% in the first half of the year to less than 2.5% in the second half, and the markets rallied. However, sluggish holiday sales figures released in late December drove equities down further. The S&P 500 closed the year down 9.10%, and the Nasdaq lost 39.18%.

US Fixed-Income Markets

    On the heels of its worst annual performance in 20 years, the bond market staged an impressive comeback for 2000, finishing the year as the top-performing asset class. As with the equity markets, the year was marked with historic events. In an unusual move, the US Treasury bought back 30-year treasury bonds, and curtailed the further sale of treasuries. The combination of lower yields on long-term bonds and further increases in short-term rates created an inverted yield curve (when yields on long-term bonds are lower than yields on intermediate term bonds), a phenomenon that has not existed since 1990.

    Indications of a rapidly growing economy continued in the first quarter of 2000. In addition to a high annualized GDP growth rate for the fourth quarter of 1999, unemployment figures came in at 4%, the lowest levels in 30 years. In an effort to curb inflation potential, the Federal Reserve Board raised rates twice during the first quarter, in February and March. The bond markets responded to both moves by rallying. After the March 21st rate increase, the 30-year Treasury yield dipped below 6%. The Treasury's announcement of its treasury bond buyback drove long-term yields down sharply, and bonds returned 8.06% in the first quarter as measured by the Long Treasury Index.

    In the second quarter, however, strong economic indicators resurfaced, contributing to the bond market's stumble. On May 16th, the Fed raised the federal funds rate by 0.50%. This increase was the sixth in a year, bringing the federal funds rate to 6.5% and the discount rate to 6.0%. When June brought more signs of a slowing economy, the bond markets resumed their climb upward.

    Early in the second half of the year, evidence mounted that the Fed's rate hikes were achieving the Fed's desired "soft landing." Specifically, an increase in jobless claims, a record drop in durable goods orders, and low Consumer Price Index growth figures for July relieved inflation concerns. Moderating growth led to lower interest rates, with the greatest declines reflected in the yields of intermediate-term securities. By the fourth quarter, yields on intermediate bonds had dropped enough to restore the yield curve from the inversion it had experienced in the first half. The prospects of a slowing economy that caused volatility in the equity markets buoyed bond markets through the remainder of the year. At year-end, bond markets returned their best performance in years, with the Lehman 20+Year Treasury Index posting a gain of 21.50% for the year.

ASSET ALLOCATION FUND

                                                                  Average Annual
PERFORMANCE AS OF 12/31/00                                          Total Return
--------------------------------------------------------------------------------
                                      One Year (1/1/00-12/31/00)           1.11%
                                                       Five Year          13.75%
                          Since Inception Date (7/2/93-12/31/00)          13.14%


Average annual total return represents the Asset Allocation Fund's average annual increase in value during the time periods noted above. These figures assume that dividends and capital gain distributions have been reinvested in the Fund at net asset value. A fund's "net asset value" is the market value of one share of a fund. The Fund's past performance is no guarantee of future results. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed.

    The Asset Allocation Fund's benchmark is composed of 60% of the return of the S&P 500 Index and 40% of the Lehman Brothers 20+ Year Treasury Index. At January 1, 2000, the Fund had a neutral position relative to its benchmark, with 60% of the Fund in large-cap stocks and 40% in long-term government bonds. The Fund made a total of six rebalancings during the year, finishing the period at a mix of 75/20/5 (stocks/bonds/cash). For the year ending December 31st, 2000, the Fund's benchmark returned 2.46%.

    Equity markets stumbled for the first two months of the year, partly as a result of strong economic indicators. March witnessed a reversal of past trends that would continue through much of the year: as investors' fears of higher interest rates led many to retreat from growth stocks to the perceived security of value-oriented companies, "old economy" stocks rallied at the expense of "new economy" stocks. This flight to safety continued through May, with equity markets suffering losses amid extreme volatility. In June, more encouraging economic news and a corresponding decision by the Federal Reserve Board to leave rates unchanged temporarily increased inflows into "new economy" stocks.

    Market volatility worsened in the second half of the year. The third quarter close was marked with steep declines in September, with the Nasdaq plummeting 12.7%, due to anticipation that companies were unlikely to meet the high earnings expectations over the upcoming six months. These fears were justified, as, over the next two months, a number of companies released earnings warnings. In November, uncertainty surrounding the outcome of the presidential election provided additional downward pressure on markets. The S&P 500 finished the year down 9.1% for the year, its worst since 1977, and the Nasdaq plunged 39.2%.

    Coming off its worst year's performance in history, the bond market rebounded sharply in the first quarter of 2000, with the Lehman 20+ Year Treasury Index returning 9.3%. The US Treasury's announcement in mid-January that it would begin buying back long-term Treasury bonds in order to reduce outstanding government debt, followed by an announcement in February that future auctions would be curtailed, sent long-term bond yields sharply lower for most of the first quarter. As with the equity markets, uncertainty about inflation drove bond markets lower for most of the second quarter, but lower-than-expected economic figures released in June helped bonds edge back into positive territory for the quarter.

    During the second half of the year, the concerns about a slowing economy and corporate earnings that plagued stock markets were a boon to the bond market. Treasury bonds, which provided a safe harbor to investors in a turbulent market, logged their best monthly performance in November since September of 1998, as measured by the Lehman 20+ Year Treasury Bond Index which returned 3.39%. For the year, long bonds were overwhelmingly the highest performing asset class, with the Lehman 20+ Year Treasury Index returning 21.50%.

    Rebalances made in the Fund coincided well with market events. In response to the strong equity market gains at the end of 1999, the Asset Allocation Fund was rebalanced in January, resulting in a mixture of 55% in equities and 45% in bonds. Fund performance benefited from this allocation over the next several weeks, as declining stock prices and a strong bond market helped the Fund to outperform its benchmark. As bond yields continued to decline into late February, a second rebalancing was made, restoring the Fund to its benchmark allocation of 60/40/0 (stocks/bonds/cash). This reallocation allowed the Fund to participate in the subsequent strength in equities in March.

    As bond yields dipped further in mid-April, a third rebalancing was made, resulting in a 5% underweight position in bonds. March inflation figures were released shortly after the rebalancing, sending bond yields higher. Uncertainty about the sustainability of economic growth led rates higher over the summer, and the Fund took the opportunity to rebalance again in August, moving 5% out of bonds and into cash.

    As equities dropped precipitously and the bond markets soared during November and December, the Fund made two additional rebalancings, buying stocks on their weakness and selling bonds on their strength. As a result, the Fund is now 20% underweight in bonds, 15% overweight in equities and 5% overweight in cash.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                             Asset Allocation Fund
                         Growth of $10,000 Investment


Date               Asset               Lipper          S&P 500
Start        Allocation Fund    Balanced Fund Index     Index

               $10,000.00           $10,000.00       $10,000.00
 9/30/93       $10,467.00           $10,366.00       $10,258.00
12/31/93       $10,543.00           $10,477.95       $10,494.96
 3/31/94       $10,111.00           $10,158.38       $10,096.15
 6/30/94       $ 9,953.00           $10,081.17       $10,138.56
 9/30/94       $10,138.00           $10,376.55       $10,634.33
12/31/94       $10,264.00           $10,263.45       $10,632.20
 3/31/95       $11,047.00           $10,883.36       $11,667.78
 6/30/95       $12,055.00           $11,645.19       $12,782.05
 9/30/95       $12,610.00           $12,270.54       $13,798.23
12/31/95       $13,258.00           $12,819.03       $14,628.88
 3/31/96       $13,441.00           $13,106.18       $15,414.45
 6/30/96       $13,726.00           $13,372.23       $16,106.56
 9/30/96       $13,944.00           $13,722.59       $16,604.25
12/31/96       $14,828.00           $14,486.94       $17,989.05
 3/31/97       $14,660.00           $14,550.68       $18,471.15
 6/30/97       $16,206.00           $16,109.06       $21,696.22
 9/30/97       $17,266.00           $17,143.26       $23,321.26
12/31/97       $18,136.00           $17,391.83       $23,990.58
 3/31/98       $20,004.01           $18,767.53       $27,334.87
 6/30/98       $20,790.17           $19,052.79       $28,236.92
 9/30/98       $19,646.71           $17,949.64       $25,433.00
12/31/98       $22,784.29           $20,013.85       $30,845.14
 3/31/99       $23,369.84           $20,336.07       $32,381.22
 6/30/99       $24,178.44           $21,249.16       $34,664.10
 9/30/99       $23,220.97           $20,369.44       $32,501.06
12/31/99       $24,981.12           $21,811.60       $37,333.97
 3/31/00       $26,412.54           $22,461.59       $38,188.92
 6/30/00       $25,992.58           $22,192.05       $37,173.09
 9/30/00       $26,039.37           $22,633.67       $36,812.51
12/31/00       $25,255.58           $22,334.90       $33,933.77

Past performance is no guarantee of future results.

The Asset Allocation Fund is organized as a "feeder" fund in a "master-feeder" structure. Instead of investing directly in the individual securities in the portfolio, the feeder fund, which is offered to the public, holds interests in the net assets of the Master Portfolio. It is the Master Portfolio that actually invests in the individual securities. References to "the Fund" are to the feeder fund or the Master Portfolio. Barclays Global Fund Advisors (BGFA) advises the Master Portfolio.

BOND INDEX FUND



                                                                  Average Annual
PERFORMANCE AS OF 12/31/00                                          Total Return
--------------------------------------------------------------------------------
                                      One Year (1/1/00-12/31/00)          11.76%
                                                       Five Year           5.91%
                          Since Inception Date (7/2/93-12/31/00)           6.09%

Average annual total return represents the Bond Index Fund's average annual increase in value during the time periods noted above. These figures assume that dividends and capital gain distributions have been reinvested in the Fund at net asset value. A fund's "net asset value" is the market value of one share of a fund. The Fund's past performance is no guarantee of future results. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed.

    The US bond market staged a dramatic comeback in 2000, ranking as the top-performing asset class and providing a positive note to an otherwise bleak investment year. The Bond Index Fund tracks the Lehman Brothers Government/Credit Bond Index. For the fiscal year, the Index returned 11.85%. At the close of the period, the Fund had invested 43.60% of its assets in US treasury bonds, 38.90% in corporate bonds, and 17.50% in US agency securities.

    The year opened with indications of an overheated economy. Specifically, the annualized GDP growth rate was an alarming 7.3%. Adding to inflation concerns, unemployment figures came in at only 4%. The Federal Reserve Board (the "Fed") responded by increasing short-term rates twice during the first quarter. On February 2nd, both the discount rate and the federal funds rate were raised by 0.25%. On March 21st, both rates were raised an additional 0.25%.

    Despite the preemptive moves made by the Fed in the first quarter, the biggest impact on the bond market came from the US Treasury. During the first quarter, the Treasury announced that it would buy back long-term Treasury bonds in an effort to reduce outstanding government debt, and then proceeded to curtail further treasury auctions. The anticipated lower supply of long-term US treasury bonds caused long-term yields to plunge, actually dropping below the yield on two-year notes. For the first quarter, the Treasury Index returned an impressive 3.79%. The Lehman Brothers Government/Credit Bond Index's return of 2.55% reflected the combination of the robust Treasury market with the inflation-wary corporate market.

    Bonds gave back some of their first quarter gains during April and May, primarily due to additional indications of an overheating economy. A higher-than-expected jump in the Employment Index was among factors that led the Lehman 20+Year Treasury Bond Index down 1.00% for the month of April. The inversion of the yield curve, which had begun in the first quarter, became more exaggerated in April. The yield on two-year notes climbed to 6.69%, well above the 30-year bond's yield of 5.96%. This represents the greatest inversion between 2 and 30-year issues since July 1982.

    Signs of a rapidly growing economy continued to appear in May, causing more weakness in the bond market. On May 16th, the Fed raised rates by 0.50%, the third (and last) increase in 2000. This move brought the federal funds rate to 6.5%, its highest level since January 1991. The Fed's tightening policy appeared to be having the desired effect by month end, when economic figures came in weaker than expected. In June, figures for existing home sales and durable goods orders both declined, indicating slower growth. The economy appeared to be approaching the desired "soft landing" and the Fed left rates unchanged. The bond markets rebounded, bringing the Lehman Brothers Government/ Credit Bond Index back into positive territory, and it finished the second quarter up 1.59%.

    The second half of the year brought more assurances that the economy was growing at a sustainable pace. In August, an increase in jobless claims, a low CPI figure and a drop in durable goods orders all pointed to a slowing economy. The Fed left rates unchanged, and bond markets registered solid returns. Both the Lehman Aggregate and Government/Credit Indices turned in their best quarterly performance since the third quarter of 1998, with total returns of 3.01% and 2.87%, respectively.

    The bond market continued to post strong gains through the fourth quarter. By November, hopes for a slowing economy increasingly shifted to fears that a "hard landing" was in store. With the poor performance of the equity markets in the last months of the year, the Treasury market in particular benefited from the corresponding flight to safety; and the Lehman Brothers Treasury Bond Index logged its best monthly returns since the currency crisis of 1998.

    Although the Federal Open Market Committee chose not to change rates during its December 19 meeting, it did switch to an easing bias, which provided encouragement to investors. The Lehman Brothers Government/Credit Bond Index returned 4.37% for the quarter, up 11.85% for the year.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Bond Index Fund

Growth of $10,000 Investment



   Date             Bond       Lehman Brothers Govt/Credit
   Start         Index Fund            Bond Index
                 $10,000.00            $10,000.00
 9/30/93         $10,281.00            $10,332.00
12/31/93         $10,230.00            $10,302.04
 3/31/94         $ 9,937.00            $ 9,977.52
 6/30/94         $ 9,776.00            $ 9,853.80
 9/30/94         $ 9,820.00            $ 9,903.07
12/31/94         $ 9,846.00            $ 9,939.71
 3/31/95         $10,326.00            $10,434.71
 6/30/95         $10,998.00            $11,110.88
 9/30/95         $11,186.00            $11,323.10
12/31/95         $11,696.00            $11,850.75
 3/31/96         $11,397.00            $11,573.45
 6/30/96         $11,432.00            $11,627.84
 9/30/96         $11,626.00            $11,832.49
12/31/96         $11,945.00            $12,194.56
 3/31/97         $11,848.00            $12,095.79
 6/30/97         $12,269.00            $12,515.51
 9/30/97         $12,691.00            $12,934.78
12/31/97         $13,112.00            $13,364.22
 3/31/98         $13,275.90            $13,567.35
 6/30/98         $13,638.33            $13,921.46
 9/30/98         $14,327.07            $14,610.57
12/31/98         $14,337.10            $14,629.57
 3/31/99         $14,144.98            $14,803.66
 6/30/99         $13,935.63            $14,640.82
 9/30/99         $14,020.64            $14,719.88
12/31/99         $13,950.54            $14,659.53
 3/31/00         $14,318.83            $15,053.87
 6/30/00         $14,489.23            $15,272.15
 9/30/00         $14,912.31            $15,710.46
12/31/00         $15,590.82            $16,397.01

Past performance is no guarantee of future results.

The Bond Index Fund is organized as a "feeder" fund in a "master-feeder" structure. Instead of investing directly in the individual securities in the portfolio, the feeder fund, which is offered to the public, holds interests in the net assets of the Master Portfolio. It is the Master Portfolio that actually invests in the individual securities. References to "the Fund" are to the feeder fund or the Master Portfolio. Barclays Global Fund Advisors (BGFA) advises the Master Portfolio.

MONEY MARKET FUND

PERFORMANCE AS OF 12/31/00                                       Seven-day Yield
--------------------------------------------------------------------------------
                                                                           6.27%

The seven-day yield is an annualized yield for the seven-day period ended December 31, 2000. "Annualized yield" refers to the interest you would earn if you held a share of the Money Market Fund for one year; the yield is prorated if you hold a share of the Fund for a shorter period of time. The yield reflects fluctuations in interest rates on the Fund's investments and expenses for the Fund's administrations and management.

    The Money Market Fund invests in high quality, short-term government and corporate debt. The year 2000 was marked with unusual market conditions which allowed the Money Market Fund a number of opportunities to benefit. For the year, the Fund's benchmark, the Money Fund Report All-Taxable Average, yielded 5.86%.

    During the first half of the year, the US economy showed continued signs of strong growth. In response, the Federal Reserve Board (the "Fed") raised rates three times, an increase that totaled 100 basis points. During this time, the Fund invested a significant portion in one- and three-month paper. However, as a hedge against a slowing economy, a small portion of the Fund was invested in one-year securities.

    Prior to the May Federal Open Market Committee meeting, fears of aggressive tightening by the Fed led to a steepening of the yield curve that exceeded our expectations of Fed actions. In response to these unusual market conditions, the Fund took the opportunity to purchase additional one-year securities at a significantly inflated yield. Following the May rate hike, the Fund seized another opportunity, extended heavily in the three- and six-month sector as the higher yields on short-term debt reflected the possibility of two further rate increases in the second half of 2000. The Fund benefited from these moves, outperforming many of its peers.

    Strong economic signs continued into the second half of the year. Amid rising oil prices and a tight labor market, the Fed retained its "inflation risk" bias. Accordingly, the Money Market Fund purchased securities that would compensate for a potential rate increase and mature within three months. The market's perception about potential risk to the US economy shifted as the sustainability of the economic growth cycle appeared less likely, and a portion of the Fund was then extended into the six-month sector.

    Year-end financing uncertainties then led to higher yields on assets purchased to mature in the first quarter of 2001. The Fund benefited from this opportunity by purchasing securities with this "year-end premium" early in the fourth quarter cycle. This not only helped to extend the premium over the entire quarter, but also proved advantageous when the curve began inverting. After a series of weak retail sales, productivity, manufacturing, and consumer confidence reports, coupled with low core inflation, the Federal Reserve Board moved from its previous bias toward "inflation" to a basis toward "recession". The year ended with a 6.5% federal funds rate, a 6.0% discount rate, and a projected 2.2% fourth quarter growth rate.

    Moving into the new millennium, we continue to monitor economic conditions, the political landscape, and corporate credit quality. As a hedge against near-term recession (e.g., a "hard landing"), we will continue to seek lengthening opportunities while providing adequate liquidity and minimal credit risk.

The Money Market Fund is organized as a "feeder" fund in a "master-feeder" structure. Instead of investing directly in the individual securities in the portfolio, the feeder fund, which is offered to the public, holds interests in the net assets of the Master Portfolio. It is the Master Portfolio that actually invests in the individual securities. References to "the Fund" are to the feeder fund or the Master Portfolio. Barclays Global Fund Advisors (BGFA) advises the Master Portfolio.

S&P 500 STOCK FUND
                                                                  Average Annual
PERFORMANCE AS OF 12/31/00                                          Total Return
--------------------------------------------------------------------------------
                                  One Year (1/1/00-12/31/00)             (9.34)%
                                                   Five Year              18.01%
                      Since Inception Date (7/2/93-12/31/00)              17.46%

Average annual total return represents the S&P 500 Stock Fund's average annual increase in value during the time periods noted above. These figures assume that dividends and capital gain distributions have been reinvested in the Fund at net asset value. A fund's "net asset value" is the market value of one share of a fund. The Fund's past performance is no guarantee of future results. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed.

    The goal of the S&P 500 Stock Fund is to hold all of the stocks in -- and match as closely as possible the performance of -- the Standard & Poor's 500 Index. Unlike the Index, however, the Fund is subject to administrative and management fees. The S&P 500 Index ended the year down 9.10%.

    After a robust stock market performance in 1999 led by the technology sector, the S&P 500 Index suffered a volatile year in 2000. Responding to economic data, investors shifted back and forth from technology and growth stocks to value and "old economy" stocks. The Federal Reserve Board (the "Fed"), concerned that the US economy was over-heating, attempted to control inflation and provide a "soft landing" by raising interest rates.

    Economic indicators released in early 2000 rekindled inflationary concerns. Most notably, the 1999 Gross Domestic Product ("GDP") growth rate was revised upward from 6.9% to 7.3%, and the fourth quarter Employment Cost Index was higher than estimated. Retail sales for December were also up 1.2%, consistent with consumer confidence, which was at the highest level in thirty-two years. Concerns over strong consumer spending in a tight labor market brought action from the Fed. Its chairman, Alan Greenspan, announced his intention to raise interest rates until the economy was sufficiently slowed, targeting 3-4% annual growth for the GDP.

    In January and February, value stocks outpaced growth ones. The Fed raised the federal funds rate a quarter point in February and again in March. The S&P 500 Index hit a new all-time high of 1,552.87 on March 24th. The technology sector of the S&P Index, which had faltered in January, made a strong comeback in February and March. The Nasdaq reached a new high of 5,048.62 on March 10th, and the quarter ended with the S&P up 2.29%, and growth sectors outpacing value ones.

    The second quarter repeated the month-to-month volatility of the first. The US District Court's ruling against Microsoft on April 3rd sent the stock tumbling more than 14%, triggering a sell-off among technology stocks. A 0.50% rate increase by the Fed on May 16th sent stocks tumbling again. This was the sixth increase in 12 months, and the new rate of 6.5% was the highest since January 1991. The market recovered partially when June economic data reported lower home sales and durable goods orders, showing that the economy was slowing. Many investors repeated the same pattern of returning to growth issues when economic data showed signs of a "soft landing." The S&P Index ended the second quarter down 2.66%.

    High oil prices, a weak euro, and a slower economy, created new concerns over corporate profits in the third quarter. High month-to-month market volatility continued with downward swings in July and September, and an upward trend in August, when lower than expected US retail sales numbers eased investor concerns about the threat of inflation and higher interest rates. Profit warnings from Intel and Apple Computer sent their stocks down almost 50%. The technology weighting in the S&P 500 declined from a March high of approximately 35% to about 22% at the end of the year. The third quarter finished with the S&P 500 Index off 0.97%.

    Profit concerns accelerated in the fourth quarter. The annualized GDP growth rate was revised downward to 2.4%, below the 3-4% targeted by the Federal Reserve Board. Stock prices of highly valued technology stocks came under pressure after earnings warnings from leaders such as IBM and Nortel Networks. Profits of the technology sector, which had been 42% in the third quarter, fell to 4% in the fourth. The loss in valuation of the technology sector brought the S&P 500 down 7.82% for the fourth quarter, and down 9.10% for the year. The S&P 500 Barra Indexes show the year's retreat from growth sectors to value sectors. The S&P 500 Barra Value Index rose 6.08% for the year, while the corresponding Growth Index was down 22.08%.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

S&P 500 Stock Fund

Growth of $10,000 Investment

    Date          S&P 500           S&P 500
   Start       Stock Fund             Index
               $10,000.00        $10,000.00
 9/30/93       $10,347.00        $10,258.00
12/31/93       $10,569.00        $10,494.96
 3/31/94       $10,179.00        $10,096.15
 6/30/94       $10,180.00        $10,138.56
 9/30/94       $10,652.00        $10,634.33
12/31/94       $10,652.00        $10,632.20
 3/31/95       $11,676.00        $11,667.78
 6/30/95       $12,782.00        $12,782.05
 9/30/95       $13,794.00        $13,798.23
12/31/95       $14,609.00        $14,628.88
 3/31/96       $15,398.00        $15,414.45
 6/30/96       $16,076.00        $16,106.56
 9/30/96       $16,553.00        $16,604.25
12/31/96       $17,914.00        $17,989.05
 3/31/97       $18,384.00        $18,471.15
 6/30/97       $21,576.00        $21,696.22
 9/30/97       $23,177.00        $23,321.26
12/31/97       $23,838.00        $23,990.58
 3/31/98       $27,137.18        $27,334.87
 6/30/98       $28,016.42        $28,236.92
 9/30/98       $25,234.39        $25,433.00
12/31/98       $30,611.84        $30,845.14
 3/31/99       $32,081.21        $32,381.22
 6/30/99       $34,323.69        $34,664.10
 9/30/99       $32,147.57        $32,501.06
12/31/99       $36,915.05        $37,333.97
 3/31/00       $37,727.18        $38,188.92
 6/30/00       $36,689.68        $37,173.09
 9/30/00       $36,686.12        $36,812.51
12/31/00       $33,791.59        $33,933.77

Past performance is no guarantee of future results.

The S&P 500 Stock Fund is organized as a "feeder" fund in a "master-feeder" structure. Instead of investing directly in the individual securities in the portfolio, the feeder fund, which is offered to the public, holds interests in the net assets of the Master Portfolio. It is the Master Portfolio that actually invests in the individual securities. References to "the Fund" are to the feeder fund or the Master Portfolio. Barclays Global Fund Advisors (BGFA) advises the Master Portfolio.

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2000

                                       Asset         Bond        Money         S&P 500
                                  Allocation        Index       Market           Stock
                                        Fund         Fund         Fund            Fund
--------------------------------------------------------------------------------------
ASSETS
Investments:
  In corresponding Master
    Portfolio, at market value
    (Note 1)                    $437,031,557  $70,228,579  $96,001,570  $1,967,625,063
Receivables:
  Capital shares sold                311,869      142,504      512,371       3,665,247
                                ------------  -----------  -----------  --------------
Total Assets                     437,343,426   70,371,083   96,513,941   1,971,290,310
                                ------------  -----------  -----------  --------------
LIABILITIES
Payables:

  Capital shares redeemed         27,322,540    1,270,115   22,622,763      99,326,314
  Distribution to shareholders            --           --      445,257              --
  Due to BGI and Stephens
    (Note 2)                         103,217       50,390       11,352         222,851
                                ------------  -----------  -----------  --------------
Total Liabilities                 27,425,757    1,320,505   23,079,372      99,549,165
                                ------------  -----------  -----------  --------------
NET ASSETS                      $409,917,669  $69,050,578  $73,434,569  $1,871,741,145
                                ============  ===========  ===========  ==============

Net assets consist of:
  Paid-in capital               $380,141,342  $74,232,442  $73,519,244  $1,431,543,121
  Undistributed net investment
    income                            20,423           --           --       1,457,724
  Undistributed net realized
    gain (loss) on investments     8,403,468   (2,688,065)     (84,675)     39,780,479
  Net unrealized appreciation
    (depreciation) of
    investments                   21,352,436   (2,493,799)          --     398,959,821
                                ------------  -----------  -----------  --------------
NET ASSETS                      $409,917,669  $69,050,578  $73,434,569  $1,871,741,145
                                ============  ===========  ===========  ==============
Shares outstanding                37,457,606    7,236,870   73,491,940      87,740,575
                                ============  ===========  ===========  ==============
Net asset value and offering
  price per share               $      10.94  $      9.54  $      1.00  $        21.33
                                ============  ===========  ===========  ==============
--------------------------------------------------------------------------------------


STATEMENTS OF OPERATIONS
For The Year Ended December 31, 2000

                                       Asset         Bond        Money         S&P 500
                                  Allocation        Index       Market           Stock
                                        Fund         Fund         Fund            Fund
--------------------------------------------------------------------------------------
NET INVESTMENT INCOME
  ALLOCATED FROM
  CORRESPONDING MASTER
  PORTFOLIO
  Dividends                     $  3,659,680  $        --   $       --  $   27,415,013
  Interest                        12,879,475    6,857,905    7,287,547       3,743,237
  Expenses                        (1,824,513)     (80,561)    (113,520)     (1,227,805)
                                ------------  -----------   ----------  --------------
Net investment income
  allocated from corresponding
  Master Portfolio                14,714,642    6,777,344    7,174,027      29,930,445
                                ------------  -----------   ----------  --------------
FUND EXPENSES (Note 2)
  Administration fees              2,082,558      151,069      397,222       3,684,914
                                ------------  -----------   ----------  --------------
Total fund expenses                2,082,558      151,069      397,222       3,684,914
                                ------------  -----------   ----------  --------------
Net investment income             12,632,084    6,626,275    6,776,805      26,245,531
                                ------------  -----------   ----------  --------------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  ALLOCATED FROM CORRESPONDING
  MASTER PORTFOLIO
  Net realized gain (loss)        58,575,725   (2,289,675)          10     712,645,868
  Net change in unrealized
    appreciation
    (depreciation)               (63,241,484)   5,455,006           --    (956,432,046)
                                ------------  -----------   ----------  --------------
Net gain (loss) on investments    (4,665,759)   3,165,331           10    (243,786,178)
                                ------------  -----------   ----------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS                    $  7,966,325  $ 9,791,606   $6,776,815  $ (217,540,647)
                                ============  ===========   ==========  ==============
--------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                           Asset Allocation Fund
                                -----------------------------------------------------------------
                                           For the                For the                 For the
                                        Year Ended           Period Ended              Year Ended
                                 December 31, 2000     December 31, 1999*       February 28, 1999
-------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
  NET ASSETS
Operations:
  Net investment income               $  12,632,084         $  11,114,343          $   10,233,158
  Net realized gain                      58,575,725            95,145,321              54,934,107
  Net change in unrealized
    appreciation (depreciation)         (63,241,484)          (51,937,790)             25,525,970
                                      -------------         -------------          --------------
Net increase in net assets
    resulting from operations             7,966,325            54,321,874              90,693,235
                                      -------------         -------------          --------------
Distributions to shareholders:
  From net investment income            (12,673,604)          (11,116,238)            (10,229,071)
  From net realized gain
    on sale of investments              (55,000,275)          (96,148,832)            (58,094,782)
                                      -------------         -------------          --------------
Total distributions to
  shareholders                          (67,673,879)         (107,265,070)            (68,323,853)
                                      -------------         -------------          --------------
Capital share transactions:
  Proceeds from shares sold             130,570,874           124,350,359             163,909,555
  Net asset value of shares
    issued in reinvestment of
    dividends and distributions          65,895,443           104,874,686              66,692,075
  Cost of shares redeemed              (289,364,530)         (212,851,331)           (188,624,236)
                                       ------------         -------------          --------------
Net increase (decrease) in net
    assets resulting from capital
    share transactions                  (92,898,213)           16,373,714              41,977,394
                                      -------------         -------------          --------------
Increase (decrease) in net assets      (152,605,767)          (36,569,482)             64,346,776

NET ASSETS:
Beginning of period                     562,523,436           599,092,918             534,746,142
                                      -------------         -------------          --------------
End of period                         $ 409,917,669         $ 562,523,436          $  599,092,918
                                      =============         =============          ==============
Undistributed net investment income
    included in net assets at end
    of period                         $      20,423         $       3,679          $       15,720
                                      =============         =============          ==============

SHARES ISSUED AND REDEEMED:
  Shares sold                            10,227,037             8,537,983              11,550,910
  Shares issued in reinvestment of
    dividends and distributions           5,791,033             8,236,096               4,826,308
  Shares redeemed                       (23,307,623)          (14,605,085)            (13,399,789)
                                      -------------         -------------          --------------
Net increase (decrease)
  in shares outstanding                  (7,289,553)            2,168,994               2,977,429
                                      =============         =============          ==============
-------------------------------------------------------------------------------------------------

* For the ten months ended December 31, 1999. The Fund changed its fiscal year end from February 28 to December 31.

The accompanying notes are an integral part of these financial statements.

                                                                                          Bond Index Fund
                                           --------------------------------------------------------------
                                                     For the                  For the             For the
                                                  Year Ended             Period Ended          Year Ended
                                           December 31, 2000       December 31, 1999*   February 28, 1999
---------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
  NET ASSETS
Operations:
  Net investment income                      $     6,626,275         $      6,499,571      $    6,528,751
  Net realized gain (loss)                        (2,289,675)                (812,122)            416,912
  Net change in unrealized appreciation
    (depreciation)                                 5,455,006               (6,734,904)         (1,350,936)
                                             ---------------         ----------------      --------------
Net increase (decrease) in net assets
    resulting from operations                      9,791,606               (1,047,455)          5,594,727
                                             ---------------         ----------------      --------------
Distributions to shareholders:
  From net investment income                      (6,663,117               (6,530,230          (6,537,256)
                                             ---------------         ----------------      --------------
Total distributions to shareholders               (6,663,117)              (6,530,230)         (6,537,256)
                                             ---------------         ----------------      --------------
Capital share transactions:
  Proceeds from shares sold                       73,730,881               34,548,818          78,080,680
  Issued in reorganization of US
    Treasury Allocation Fund                              --               16,787,993                  --
  Net asset value of shares issued in
    reinvestment of dividends and
    distributions                                  6,597,856                6,485,976           6,494,980
  Cost of shares redeemed                       (147,791,527)             (43,593,061)        (50,676,715)
                                             ---------------         ----------------      --------------
Net increase (decrease) in net assets
  resulting from capital share
  transactions                                   (67,462,790)              14,229,726          33,898,945
                                             ---------------         ----------------      --------------
Increase (decrease) in net assets                (64,334,301)               6,652,041          32,956,416

NET ASSETS:
Beginning of period                              133,384,879              126,732,838          93,776,422
                                             ---------------         ----------------      --------------
End of period                                $    69,050,578         $    133,384,879      $  126,732,838
                                             ===============         ================      ==============
Undistributed net investment income
  included in net assets at end of period    $            --         $             --      $       19,349
                                             ===============         ================      ==============
SHARES ISSUED AND REDEEMED:
  Shares sold                                      8,020,448                3,643,231           7,837,305
  Issued in reorganization of US
    Treasury Allocation Fund                              --                1,801,287                  --
  Shares issued in reinvestment of
    dividends and distributions                      716,025                  689,542             656,638
  Shares redeemed                                (16,072,440)              (4,582,712)         (5,111,552)
                                             ---------------         ----------------      --------------
Net increase (decrease)
  in shares outstanding                           (7,335,967)               1,551,348           3,382,391
                                             ===============         ================      ==============
---------------------------------------------------------------------------------------------------------

* For the ten months ended December 31, 1999. The Fund changed its fiscal year end from February 28 to December 31.

The accompanying notes are an integral part of these financial statements.

                                                                                        Money Market Fund
                                           --------------------------------------------------------------
                                                     For the                  For the             For the
                                                  Year Ended             Period Ended          Year Ended
                                           December 31, 2000       December 31, 1999*   February 28, 1999
---------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
  NET ASSETS
Operations:
  Net investment income                      $     6,776,805          $     6,062,634      $    9,043,936
  Net realized gain                                       10                    4,390                  --
                                             ---------------          ---------------      --------------
Net increase in net assets
  resulting from operations                        6,776,815                6,067,024           9,043,936
                                             ---------------          ---------------      --------------
Distributions to shareholders:
  From net investment income                      (6,776,805)              (6,062,634)         (9,043,936)
                                             ---------------          ---------------      --------------
Total distributions to
  shareholders                                    (6,776,805)              (6,062,634)         (9,043,936)
                                             ---------------          ---------------      --------------
Capital share transactions:
  Proceeds from shares sold                      111,740,435              145,825,218         240,959,138
  Net asset value of shares
    issued in reinvestment of
    dividends and distributions                      247,053                3,386,009           8,796,812
  Cost of shares redeemed                       (181,810,530)            (210,569,633)       (225,467,337)
                                             ---------------          ---------------      --------------
Net increase (decrease)
  in net assets resulting from
  capital share transactions                     (69,823,042)             (61,358,406)         24,288,613
                                             ---------------          ---------------      --------------
Increase (decrease) in
  net assets                                     (69,823,032)             (61,354,016)         24,288,613

NET ASSETS:
Beginning of period                              143,257,601              204,611,617         180,323,004
                                             ---------------          ---------------      --------------
End of period                                $    73,434,569          $   143,257,601      $  204,611,617
                                             ===============          ===============      ==============

SHARES ISSUED AND REDEEMED:
  Shares sold                                    111,740,435              145,825,218         240,959,138
  Shares issued in reinvestment
    of dividends and distributions                   247,053                3,386,009           8,796,812
  Shares redeemed                               (181,810,530)            (210,569,633)       (225,467,337)
                                             ---------------          ---------------      --------------
Net increase (decrease)
  in shares outstanding                          (69,823,042)             (61,358,406)         24,288,613
                                             ===============          ===============      ==============
---------------------------------------------------------------------------------------------------------

* For the ten months ended December 31, 1999. The Fund changed its fiscal year end from February 28 to December 31.

The accompanying notes are an integral part of these financial statements.

                                                                                       S&P 500 Stock Fund
                                           --------------------------------------------------------------
                                                     For the                  For the             For the
                                                  Year Ended             Period Ended          Year Ended
                                           December 31, 2000       December 31, 1999*   February 28, 1999
---------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
  NET ASSETS
Operations:
  Net investment income                       $   26,245,531          $    29,393,092     $    34,062,094
  Net realized gain                              712,645,868              150,169,823         177,407,624
  Net change in unrealized
    appreciation (depreciation)                 (956,432,046)             306,323,963         202,382,736
                                              --------------          ---------------     ---------------
Net increase (decrease) in net assets
    resulting from operations                   (217,540,647)             485,886,878         413,852,454
                                              --------------          ---------------     ---------------
Distributions to shareholders:
  From net investment income                     (26,805,817)             (34,539,545)        (34,259,853)
  From net realized gain
    on sale of investments                      (246,594,544)            (221,767,624)       (116,355,328)
                                              --------------          ---------------     ---------------
Total distributions to
  shareholders                                  (273,400,361)            (256,307,169)       (150,615,181)
                                              --------------          ---------------     ---------------
Capital share transactions:
  Proceeds from shares sold                      658,202,919              685,106,140       1,128,532,649
  Net asset value of shares
    issued in reinvestment of
    dividends and distributions                  271,439,151              254,591,154         149,487,247
  Cost of shares redeemed                     (1,411,397,923)            (868,295,351)     (1,290,233,516)
                                              --------------          ---------------     ---------------
Net increase (decrease)
  in net assets resulting from
  capital share transactions                    (481,755,853)              71,401,943         (12,213,620)
                                              --------------          ---------------     ---------------
Increase (decrease) in net
   assests                                      (972,696,861)             300,981,652         251,023,653

NET ASSETS:
Beginning of period                            2,844,438,006            2,543,456,354       2,292,432,701
                                              --------------          ---------------     ---------------
End of period                                 $1,871,741,145          $ 2,844,438,006     $ 2,543,456,354
                                              ==============          ===============     ===============
Undistributed net investment income
  included in net assets at end of period     $    1,457,724          $     2,027,014     $     5,220,729
                                              ==============          ===============     ===============

SHARES ISSUED AND REDEEMED:
  Shares sold                                     25,512,577               25,862,069          48,280,596
  Shares issued in reinvestment
    of dividends and distributions                12,206,751                9,600,367           6,314,659
  Shares redeemed                                (55,203,992)             (32,815,935)        (55,820,972)
                                              --------------          ---------------     ---------------
Net increase (decrease)
  in shares outstanding                          (17,484,664)               2,646,501          (1,225,717)
                                              ==============          ===============     ===============
---------------------------------------------------------------------------------------------------------

* For the ten months ended December 31, 1999. The Fund changed its fiscal year end from February 28 to December 31.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

                                                                                               Asset Allocation Fund
                           -----------------------------------------------------------------------------------------
                              Year Ended    Period Ended     Year Ended     Year Ended     Year Ended     Year Ended
                           Dec. 31, 2000  Dec. 31, 1999*  Feb. 28, 1999  Feb. 28, 1998  Feb. 28, 1997  Feb. 29, 1996
--------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period           $  12.57        $  14.07       $  13.50       $  12.12       $  11.83       $   9.93
                                --------        --------       --------       --------       --------       --------
Income from investment
  operations:
  Net investment income             0.31            0.29           0.26           0.44           0.47           0.40
  Net realized and
    unrealized gain
    (loss) on investments          (0.16)           1.08           2.07           2.68           1.02           1.90
                                --------        --------       --------       --------       --------       --------
Total from investment
  operations                        0.15            1.37           2.33           3.12           1.49           2.30
                                --------        --------       --------       --------       --------       --------
Less distributions:
  From net investment income       (0.31)          (0.29)         (0.26)         (0.44)         (0.47)         (0.40)
  From net realized gain           (1.47)          (2.58)         (1.50)         (1.30)         (0.73)            --
                                --------        --------       --------       --------       --------       --------
Total distributions                (1.78)          (2.87)         (1.76)         (1.74)         (1.20)         (0.40)
                                --------        --------       --------       --------       --------       --------
Net asset value, end of
  period                        $  10.94        $  12.57       $  14.07       $  13.50       $  12.12       $  11.83
                                ========        ========       ========       ========       ========       ========
Total return                        1.11%           9.95%**       17.83%         27.10%         13.09%         23.54%
                                ========        ========       ========       ========       ========       ========
Ratios/Supplemental data:
  Net assets, end of
    period (000s)               $409,918        $562,523       $599,093       $534,746       $431,585       $397,930
  Ratio of expenses to
    average net assets+             0.75%           0.75%          0.75%          0.75%          0.75%          0.75%
  Ratio of net investment
    income to average net
    assets+                         2.43%           2.36%          1.84%          3.37%          3.95%          3.62%
  Portfolio turnover rate++           53%             39%            33%            57%            43%            40%
--------------------------------------------------------------------------------------------------------------------

                                                                                                     Bond Index Fund
                           -----------------------------------------------------------------------------------------
                              Year Ended    Period Ended     Year Ended     Year Ended     Year Ended     Year Ended
                           Dec. 31, 2000  Dec. 31, 1999*  Feb. 28, 1999  Feb. 28, 1998  Feb. 28, 1997  Feb. 29, 1996
--------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period            $  9.15        $   9.73       $   9.73       $   9.43       $   9.66       $   9.20
                                 -------        --------       --------       --------       --------       --------
Income from investment
  operations:
  Net investment income             0.63            0.50           0.60           0.64           0.63           0.64
  Net realized and
    unrealized gain
    (loss) on investments           0.40           (0.58)            --           0.30          (0.23)          0.46
                                 -------        --------       --------       --------       --------       --------
Total from investment
  operations                        1.03           (0.08)          0.60           0.94           0.40           1.10
                                 -------        --------       --------       --------       --------       --------
Less distributions:
  From net investment
    income                         (0.64)          (0.50)         (0.60)         (0.64)         (0.63)         (0.64)
                                 -------        --------       --------       --------       --------       --------
Total distributions                (0.64)          (0.50)         (0.60)         (0.64)         (0.63)         (0.64)
                                 -------        --------       --------       --------       --------       --------
Net asset value, end of
  period                         $  9.54        $   9.15       $   9.73       $   9.73       $   9.43       $   9.66
                                 =======        ========       ========       ========       ========       ========
Total return                       11.76%          (0.82)%**       6.24%         10.36%          4.32%         12.17%
                                 =======        ========       ========       ========       ========       ========
Ratios/Supplemental data:
  Net assets, end of
    period (000s)                $69,051        $133,385       $126,733       $ 93,776       $129,469       $ 58,090
  Ratio of expenses to
    average net assets(1)+          0.23%           0.23%          0.23%          0.23%          0.23%          0.23%
  Ratio of net investment
    income to average net
    assets(2)+                      6.59%           6.30%          6.10%          6.66%          6.69%          6.67%
  Portfolio turnover rate++           52%             25%            28%            59%            39%            21%
--------------------------------------------------------------------------------------------------------------------
(1)  Ratio of expenses to
     average net assets
     prior to waived fees
     and reimbursed
     expenses                        N/A             N/A            N/A            N/A           0.32%          0.53%
(2)  Ratio of net
     investment income to
     average net assets
     prior to waived fees
     and reimbursed
     expenses                        N/A             N/A            N/A            N/A           6.60%          6.37%
--------------------------------------------------------------------------------------------------------------------

  * For the ten months ended December 31, 1999. The Fund changed its fiscal year end from February 28 to December 31.
 **  Not annualized.
  + Annualized for periods of less than one year. These ratios include expenses charged to the corresponding Master Portfolio.
 ++ Represents the Portfolio turnover rate of each Fund's corresponding Master Portfolio.

The accompanying notes are an integral part of these financial statements.

For a share outstanding throughout each period

                                                                                                   Money Market Fund
                           -----------------------------------------------------------------------------------------
                              Year Ended    Period Ended     Year Ended     Year Ended     Year Ended     Year Ended
                           Dec. 31, 2000  Dec. 31, 1999*  Feb. 28, 1999  Feb. 28, 1998  Feb. 28, 1997  Feb. 29, 1996
--------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period            $  1.00        $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                 -------        --------       --------       --------       --------       --------
Income from investment
  operations:
  Net investment income             0.06            0.04           0.05           0.05           0.05           0.05
  Net realized and
    unrealized loss on
    investments                    (0.00)***          --             --             --             --             --
                                 -------        --------       --------       --------       --------       --------
Total from investment
  operations                        0.06            0.04           0.05           0.05           0.05           0.05
                                 -------        --------       --------       --------       --------       --------
Less distributions:
  From net investment
    income                         (0.06)          (0.04)         (0.05)         (0.05)         (0.05)         (0.05)
                                 -------        --------       --------       --------       --------       --------
Total distributions                (0.06)          (0.04)         (0.05)         (0.05)         (0.05)         (0.05)
                                 -------        --------       --------       --------       --------       --------
Net asset value, end of
  period                         $  1.00        $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                 =======        ========       ========       ========       ========       ========
Total return                        6.17%           4.14%**        5.15%          5.35%          5.10%          5.60%
                                 =======        ========       ========       ========       ========       ========
Ratios/Supplemental data:
  Net assets, end of
    period (000s)                $73,435        $143,258       $205,317       $180,375       $177,046       $156,852
  Ratio of expenses to
    average net
    assets(1)+                      0.45%           0.45%          0.45%          0.45%          0.45%          0.45%
  Ratio of net investment
    income to average net
    assets(2)+                      5.94%           4.86%          4.62%          5.23%          4.96%          5.44%
--------------------------------------------------------------------------------------------------------------------
(1) Ratio of expenses to
    average net assets
    prior to waived fees
    and reimbursed
    expenses                         N/A             N/A            N/A            N/A           0.48%          0.49%
(2) Ratio of net
    investment income to
    average net assets
    prior to waived fees
    and reimbursed
    expenses                         N/A             N/A            N/A            N/A           4.93%          5.40%
--------------------------------------------------------------------------------------------------------------------

                                                                                                  S&P 500 Stock Fund
                           -----------------------------------------------------------------------------------------
                              Year Ended    Period Ended     Year Ended     Year Ended     Year Ended     Year Ended
                           Dec. 31, 2000  Dec. 31, 1999*  Feb. 28, 1999  Feb. 28, 1998  Feb. 28, 1997  Feb. 29, 1996
--------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period         $    27.03      $    24.80     $    22.08     $    17.03     $    14.02      $  10.83
                              ----------      ----------     ----------     ----------     ----------      --------
Income from investment
  operations:
  Net investment income             0.29            0.29           0.34           0.33           0.32          0.31
  Net realized and
    unrealized gain
    (loss) on investments          (2.76)           4.47           3.87           5.46           3.23          3.36
                              ----------      ----------     ----------     ----------     ----------      --------
Total from investment
  operations                       (2.47)           4.76           4.21           5.79           3.55          3.67
                              ----------      ----------     ----------     ----------     ----------      --------
Less distributions:
  From net investment
    income                         (0.29)          (0.34)         (0.34)         (0.33)         (0.32)        (0.30)
  From net realized gain           (2.94)          (2.19)         (1.15)         (0.41)         (0.22)        (0.18)
                              ----------      ----------     ----------     ----------     ----------      --------
Total distributions                (3.23)          (2.53)         (1.49)         (0.74)         (0.54)        (0.48)
                              ----------      ----------     ----------     ----------     ----------      --------
Net asset value, end of
  period                      $    21.33      $    27.03     $    24.80     $    22.08     $    17.03      $  14.02
                              ==========      ==========     ==========     ==========     ==========      ========
Total return                       (9.34)%         19.67%**       19.50%         34.62%         25.82%        34.35%
                              ==========      ==========     ==========     ==========     ==========      ========
Ratios/Supplemental data:
Net assets, end of period
  (000s)                      $1,871,741      $2,844,438     $2,543,456     $2,292,433     $1,423,024      $882,696
Ratio of expenses to
  average net assets(1)+            0.20%           0.20%          0.20%          0.20%          0.20%         0.20%
Ratio of net investment
  income to average net
  assets(2)+                        1.07%           1.29%          1.45%          1.73%          2.15%         2.52%
Portfolio turnover rate++             10%              7%            11%             6%             4%            2%
--------------------------------------------------------------------------------------------------------------------
(1) Ratio of expenses to
    average net assets
    prior to waived fees
    and reimbursed
    expenses                         N/A             N/A            N/A            N/A           0.22%         0.26%
(2) Ratio of net
    investment income to
    average net assets
    prior to waived fees
    and reimbursed
    expenses                         N/A             N/A            N/A            N/A           2.13%         2.46%
--------------------------------------------------------------------------------------------------------------------

  * For the ten months ended December 31, 1999. The Fund changed its fiscal year end from February 28 to December 31.
 **  Not annualized.
***  Rounds to less than zero.
  + Annualized for periods of less than one year. These Ratios include expenses charged to the corresponding Master Portfolio.
 ++ Represents the Portfolio turnover rate of each Fund's corresponding Master Portfolio.

The accompanying notes are an integral part of these financial statements.

BARCLAYS GLOBAL INVESTORS FUNDS, INC.
NOTES TO THE FINANCIAL STATEMENTS

1.  Significant Accounting Policies

    Barclays Global Investors Funds, Inc. (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series investment company. The Company currently offers the following diversified funds: Asset Allocation, Bond Index, Institutional Money Market, LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market and S&P 500 Stock Funds.

    These financial statements relate to the Asset Allocation, Bond Index, Money Market and S&P 500 Stock Funds (each, a "Fund", collectively, the "Funds").

    The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

    Investment Policy and Security Valuation

    Each Fund invests all of its assets in a separate series (each a "Master Portfolio") of Master Investment Portfolio ("MIP"). Each Master Portfolio has the same investment objective as the Fund bearing the corresponding name. The value of each Fund's investment in its corresponding Master Portfolio reflects that Fund's interest in the net assets of that Master Portfolio (99.99%, 15.58%, 18.70% and 60.95% for the Asset Allocation, Bond Index, Money Market and S&P 500 Stock Funds, respectively, as of December 31, 2000). The method by which MIP values its securities is discussed in Note 1 of MIP's Notes to Financial Statements, which are included elsewhere in this report.

    The Money Market Fund seeks to maintain a constant net asset value of $1.00 per share. There is no assurance that the Fund will meet this objective.

    Security Transactions and Income Recognition

    Each Fund records daily its proportionate interest in the net investment income and realized and unrealized capital gains and losses of its corresponding Master Portfolio.

    The performance of each Fund is directly affected by the performance of its corresponding Master Portfolio. The financial statements of each Master Portfolio, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the corresponding Fund's financial statements.

    Distributions to Shareholders

    Distributions to shareholders from net investment income of the Asset Allocation and Bond Index Funds are declared and distributed monthly. Distributions to shareholders from net investment income of the S&P 500 Stock Fund are declared and distributed quarterly. Distributions to shareholders from net investment income of the Money Market Fund are declared daily and distributed monthly. Distributions to shareholders from any net realized capital gains are declared and distributed annually, generally in December.

    Due to the timing of distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by the Funds.

    Federal Income Taxes

    Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined in the Internal Revenue Code of 1986, as amended, and to distribute annually substantially all of its income and any gains (taking into account capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal taxes was required at December 31, 2000.

BARCLAYS GLOBAL INVESTORS FUNDS, INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)

    The following Funds had net capital loss carryforwards at December 31, 2000, the tax year end of the Funds:

------------------------------------------------------------------------------
                          Expiring  Expiring   Expiring    Expiring
Fund                          2003      2005       2007        2008      Total
------------------------------------------------------------------------------
Bond Index Fund            $    --   $   957   $234,882  $2,251,911 $2,487,750
Money Market Fund           53,105    31,570         --          --     84,675
------------------------------------------------------------------------------


    No capital gain distribution shall be made in any of the Funds until the respective capital loss carryforward has been fully utilized or expires.

2.  Agreements and Other Transactions with Affiliates

    Investors Bank & Trust Company ("IBT") serves as the custodian and sub-administrator of the Funds. IBT will not be entitled to receive fees for its custodial services so long as it is entitled to receive a separate fee from Barclays Global Investors, N.A. ("BGI") for its services as sub-administrator of the Funds. IBT also serves as the transfer agent and dividend disbursement agent for the Funds.

    Stephens Inc. ("Stephens"), is the Funds' distributor. Stephens does not receive a fee for providing distribution services to the Funds.

    The Company has entered into administration services arrangements with BGI and Stephens, as co-administrators, who have agreed jointly to provide general administration services to the Funds, such as managing and coordinating third-party service relationships. This fee is an "all-in" or "semi-unified" fee and BGI and Stephens, in consideration thereof, have agreed to bear all of the Funds' ordinary operating expenses, excluding, generally, advisory fees and costs related to securities transactions. BGI and Stephens may delegate certain of their administration duties to sub-administrators.

    Under these arrangements, BGI and Stephens are entitled to receive for these administration services a combined fee of 0.40%, 0.15%, 0.35% and 0.15% of the average daily net assets from the Asset Allocation, Bond Index, Money Market and S&P 500 Stock Funds, respectively.

    Certain officers and directors of the Company are also officers of Stephens. As of December 31, 2000 these officers of Stephens collectively owned less than 1% of the outstanding shares of each Fund.

3.  Capital Share Transactions

    As of December 31, 2000, there were 21.3 billion shares of $.001 par value capital stock authorized by the Company, with the following number of shares allocated to each Fund: Asset Allocation (400 million shares); Bond Index (500 million shares); Money Market (3 billion shares) and S&P 500 Stock (300 million shares). Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

4.  Change in Accounting Policy

    In November 2000, the American Institute of Certified Public Accountants issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The requirements of the new audit guide will change the way the Funds account for premiums on fixed income securities and also require changes to the presentation of the financial statements. These changes are not expected to have any material impact on the net assets of the Funds.

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

Independent Auditors' Report

To the Shareholders and Board of Directors of Barclays Global Investors Funds, Inc.:

    We have audited the accompanying statements of assets and liabilities of Asset Allocation Fund, Bond Index Fund, Money Market Fund and S&P 500 Stock Fund, each a series of Barclays Global Investors Funds, Inc. (the Funds), as of December 31, 2000, and the related statements of operations for the year then ended, statements of changes in net assets for the year then ended, the ten-month period ended December 31, 1999 and for the year ended February 28, 1999 and financial highlights for the year then ended, the ten-month period ended December 31, 1999, and for each of the years in the four-year period ended February 28, 1999. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Barclays Global Investors Funds, Inc. as of December 31, 2000, the results of their operations, changes in net assets and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP
San Francisco, California
February 9, 2001

    Tax Information -- Unaudited

    Pursuant to section 852 of the Internal Revenue Code, the Asset Allocation Fund and S&P 500 Stock Fund designates $54,729,542 and $243,999,125, respectively, as capital gains dividends for the year ended December 31, 2000, of which 100% represents 20% rate gains.

    For corporate shareholders, 24.34% and 91.38% of the income dividends paid by the Asset Allocation Fund and S&P 500 Stock Fund, respectively, during the year ended December 31, 2000 qualified for the dividends received deduction.

ASSET ALLOCATION MASTER PORTFOLIO
Schedule of Investments
December 31, 2000



Security                                Shares          Value
-------------------------------------------------------------

COMMON STOCKS - 68.46%

ADVERTISING - 0.16%
-------------------------------------------------------------
Interpublic Group of Companies Inc.      7,843   $    333,818
Omnicom Group Inc.                       4,551        377,164
-------------------------------------------------------------
                                                      710,982
-------------------------------------------------------------

AEROSPACE/DEFENSE - 1.07%
-------------------------------------------------------------
Boeing Co.                              22,641      1,494,306
General Dynamics Corp.                   5,037        392,886
Goodrich (B.F.) Co.                      2,624         95,448
Honeywell International Inc.            20,306        960,728
Lockheed Martin Corp.                   10,966        372,296
Northrop Grumman Corp.                   1,794        148,902
Raytheon Co. "B"                         8,628        268,007
United Technologies Corp.               11,901        935,716
-------------------------------------------------------------
                                                    4,668,289
-------------------------------------------------------------

AIRLINES - 0.18%
-------------------------------------------------------------
AMR Corp.+                               3,884        152,204
Delta Air Lines Inc.                     3,117        156,434
Southwest Airlines Co.                  12,764        427,977
US Airways Group Inc.+                   1,666         67,577
-------------------------------------------------------------
                                                      804,192
=============================================================

APPAREL - 0.13%
-------------------------------------------------------------
Liz Claiborne Inc.                       1,291         53,738
Nike Inc. "B"                            6,880        383,990
Reebok International Ltd.+               1,483         40,545
VF Corp.                                 2,895        104,915
-------------------------------------------------------------
                                                      583,188
-------------------------------------------------------------

AUTO MANUFACTURERS - 0.45%
-------------------------------------------------------------
Ford Motor Company                      47,754      1,119,234
General Motors Corp. "A"                14,421        734,570
Navistar International Corp.+            1,544         40,434
PACCAR Inc.                              1,938         95,446
-------------------------------------------------------------
                                                    1,989,684
-------------------------------------------------------------

AUTO PARTS & EQUIPMENT - 0.11%
-------------------------------------------------------------
Cooper Tire & Rubber Co.                 1,906         20,251
Dana Corp.                               3,754         57,483
Delphi Automotive Systems Corp.         14,304        160,920
Goodyear Tire & Rubber Co.               4,001         91,983
TRW Inc.                                 3,168        122,760
Visteon Corp.                            3,344         38,456
-------------------------------------------------------------
                                                      491,853
-------------------------------------------------------------

BANKS - 4.12%
-------------------------------------------------------------
AmSouth Bancorp                          9,600        146,400
Bank of America Corp.                   41,500      1,903,813
Bank of New York Co. Inc.               18,872      1,041,499
Bank One Corp.                          29,452      1,078,680
BB&T Corp.                              10,097        376,744
Charter One Financial Inc.               5,315        153,471
Chase Manhattan Corp.                   33,434      1,519,157
Comerica Inc.                            3,966        235,481
Fifth Third Bancorp                     11,807        705,468
First Union Corp.                       24,976        694,645
Firstar Corp.                           24,217        563,045
FleetBoston Financial Corp.             23,069        866,529
Golden West Financial Corp.              4,005        270,337
Huntington Bancshares Inc.               6,400        103,600
KeyCorp                                 10,855        303,940
Mellon Financial Corp.                  12,465        613,122
National City Corp.                     15,514        446,027
Northern Trust Corp.                     5,609        457,484
Old Kent Financial Corp.                 3,512        153,650
PNC Financial Services Group             7,391        540,005
Regions Financial Corp.                  5,665        154,725
SouthTrust Corp.                         4,296        174,794
State Street Corp.                       4,101        509,385
Summit Bancorp                           4,401        168,063
SunTrust Banks Inc.                      7,541        475,064
Synovus Financial Corp.                  7,269        195,809
Union Planters Corp.                     3,448        123,266
US Bancorp Inc.                         19,203        560,488
Wachovia Corp.                           5,198        302,134
Washington Mutual Inc.                  13,789        731,679
Wells Fargo & Company                   43,548      2,425,079
-------------------------------------------------------------
                                                   17,993,583
-------------------------------------------------------------

BEVERAGES - 1.63%
-------------------------------------------------------------
Anheuser-Busch Companies Inc.           22,950      1,044,225
Brown-Forman Corp. "B"                   1,712        113,848
Coca-Cola Co.                           63,221      3,852,530
Coca-Cola Enterprises Inc.              10,664        202,616
Coors (Adolf) Company "B"                  928         74,530
PepsiCo Inc.                            36,792      1,823,504
-------------------------------------------------------------
                                                    7,111,253
-------------------------------------------------------------

BIOTECHNOLOGY - 0.60%
-------------------------------------------------------------
Amgen Inc.+                             26,294      1,681,173
Applera Corp. - Applied Biosystems
  Group                                  5,317        500,130
Biogen Inc.+                             3,819        229,379
Chiron Corp.+                            4,852        215,914
-------------------------------------------------------------
                                                    2,626,596
-------------------------------------------------------------

BUILDING MATERIALS - 0.10%
-------------------------------------------------------------
Masco Corp.                             11,426        293,505
Vulcan Materials Co.                     2,616        125,241
-------------------------------------------------------------
                                                      418,746
-------------------------------------------------------------

CHEMICALS - 0.78%
-------------------------------------------------------------
Air Products & Chemicals Inc.            5,846        239,686
Ashland Inc.                             1,752         62,879
Dow Chemical Co.                        17,294        633,393
Du Pont (E.I.) de Nemours               26,581      1,284,195
Eastman Chemical Co.                     1,943         94,721
Engelhard Corp.                          3,300         67,238

ASSET ALLOCATION MASTER PORTFOLIO
Schedule of Investments
December 31, 2000 (Continued)

Security                                Shares          Value
-------------------------------------------------------------

CHEMICALS (Continued)
-------------------------------------------------------------
Great Lakes Chemical Corp.               1,252   $     46,559
Hercules Inc.                            2,796         53,299
PPG Industries Inc.                      4,291        198,727
Praxair Inc.                             4,009        177,899
Rohm & Haas Co. "A"                      5,596        203,205
Sherwin-Williams Co.                     4,072        107,145
Sigma-Aldrich Corp.                      1,942         76,345
Union Carbide Corp.                      3,458        186,084
-------------------------------------------------------------
                                                    3,431,375
-------------------------------------------------------------

COMMERCIAL SERVICES - 0.42%
-------------------------------------------------------------
Block (H & R) Inc.                       2,378         98,390
Cendant Corp.+                          18,655        179,554
Convergys Corp.+                         3,889        176,220
Deluxe Corp.                             1,813         45,815
Donnelley (R.R.) & Sons Co.              3,103         83,781
Ecolab Inc.                              3,269        141,180
Equifax Inc.                             3,632        104,193
McKesson HBOC Inc.                       7,263        260,669
Moody's Corp.                            4,127        106,012
Paychex Inc.                             9,514        462,618
Quintiles Transnational Corp.+           2,963         62,038
Robert Half International Inc.+          4,500        119,250
-------------------------------------------------------------
                                                    1,839,720
-------------------------------------------------------------

COMPUTERS - 5.34%
-------------------------------------------------------------
Apple Computer Inc.+                     8,267        122,972
Ceridian Corp.+                          3,749         74,746
Cisco Systems Inc.+                    183,435      7,016,389
Compaq Computer Corp.                   43,390        653,019
Computer Sciences Corp.+                 4,293        258,117
Dell Computer Corp.+                    65,920      1,149,480
Electronic Data Systems Corp.           11,964        690,921
EMC Corp.+                              55,826      3,712,429
Gateway Inc.+                            8,293        149,191
Hewlett-Packard Co.                     50,439      1,591,981
International Business Machines Corp.   44,766      3,805,110
Lexmark International Group Inc. "A"+    3,261        144,503
NCR Corp.+                               2,481        121,879
Network Appliance Inc.+                  8,051        517,151
Sapient Corp.+                           3,114         37,173
Sun Microsystems Inc.+                  82,096      2,288,426
Unisys Corp.+                            8,031        117,453
Veritas Software Corp.+                  9,977        872,987
-------------------------------------------------------------
                                                   23,323,927
-------------------------------------------------------------

COSMETICS / PERSONAL CARE - 1.35%
-------------------------------------------------------------
Alberto-Culver Co. "B"                   1,465         62,720
Avon Products Inc.                       6,078        290,984
Colgate-Palmolive Co.                   14,568        940,364
Gillette Co.                            26,875        970,859
International Flavors & Fragrances Inc.  2,478         50,334
Kimberly-Clark Corp.                    13,605        961,737
Procter & Gamble Co.                    33,189   $  2,603,262
-------------------------------------------------------------
                                                    5,880,260
-------------------------------------------------------------

DISTRIBUTION / WHOLESALE - 0.15%
-------------------------------------------------------------
Costco Wholesale Corp.+                 11,414        455,847
Genuine Parts Co.                        4,413        115,565
Grainger (W.W.) Inc.                     2,428         88,622
-------------------------------------------------------------
                                                      660,034
-------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES - 4.83%
-------------------------------------------------------------
American Express Co.                    33,871      1,860,788
Bear Stearns Companies Inc.              2,694        136,552
Capital One Financial Corp.              4,976        327,483
CIT Group Inc. (The)                     6,712        135,079
Citigroup Inc.                         128,139      6,543,098
Countrywide Credit Industries Inc.       2,882        144,820
Fannie Mae                              25,686      2,228,260
Franklin Resources Inc.                  6,247        238,011
Freddie Mac                             17,754      1,222,807
Household International Inc.            12,023        661,265
Lehman Brothers Holdings Inc.            6,056        409,537
MBNA Corp.                              21,745        803,206
Merrill Lynch & Co. Inc.                20,695      1,411,140
Morgan (J.P.) & Co. Inc.                 4,039        668,454
Morgan Stanley Dean Witter & Co.        28,526      2,260,685
Price (T. Rowe) Group Inc.               3,079        130,136
Providian Financial Corp.                7,268        417,910
Schwab (Charles) Corp.                  35,259      1,000,474
Stilwell Financial Inc.                  5,682        224,084
USA Education Inc.                       4,148        282,064
-------------------------------------------------------------
                                                   21,105,853
-------------------------------------------------------------

ELECTRIC - 1.79%
-------------------------------------------------------------
AES Corp.+                              11,691        647,389
Allegheny Energy Inc.                    2,357        113,578
Ameren Corp.                             3,520        163,020
American Electric Power Inc.             8,219        382,183
Calpine Corp.+                           7,144        321,927
Cinergy Corp.                            4,037        141,800
CMS Energy Corp.                         3,125         99,023
Consolidated Edison Inc.*                5,442        209,517
Constellation Energy Group Inc.          3,880        174,843
Dominion Resources Inc.                  6,066        406,422
DTE Energy Co.                           3,673        143,017
Duke Energy Corp.                        9,410        802,202
Edison International                     8,286        129,469
Entergy Corp.                            5,668        239,827
Exelon Corp.                             8,104        568,982
FirstEnergy Corp.                        5,724        180,664
FPL Group Inc.                           4,549        326,391
GPU Inc.                                 3,087        113,640
Niagara Mohawk Holdings Inc.+            4,074         67,985
NiSource Inc.                            5,229        160,792
PG&E Corp.                               9,910        198,200
Pinnacle West Capital Corp.              2,169        103,299
PP&L Resources Inc.                      3,729        168,504
Progress Energy Inc.                     5,292        260,300

ASSET ALLOCATION MASTER PORTFOLIO
Schedule of Investments
December 31, 2000 (Continued)

Security                                Shares          Value
-------------------------------------------------------------

ELECTRIC (Continued)
-------------------------------------------------------------
Public Service Enterprise Group Inc.     5,423   $    263,693
Reliant Energy Inc.                      7,557        327,313
Southern Co.                            17,211        572,266
TXU Corporation                          6,558        290,601
Xcel Energy Inc.                         8,705        252,989
-------------------------------------------------------------
                                                    7,829,836
-------------------------------------------------------------

ELECTRICAL COMPONENTS & EQUIPMENT - 0.27%
-------------------------------------------------------------
American Power Conversion Corp.+         5,028         62,222
Emerson Electric Co.                    10,857        855,667
Molex Inc.*                              4,972        176,506
Power-One Inc.+                          1,966         77,288
-------------------------------------------------------------
                                                    1,171,683
-------------------------------------------------------------

ELECTRONICS - 0.53%
-------------------------------------------------------------
Agilent Technologies Inc.+              11,576        633,786
Johnson Controls Inc.                    2,195        114,140
Millipore Corp.                          1,194         75,222
Parker Hannifin Corp.                    2,929        129,242
PerkinElmer Inc.                         1,275        133,875
Sanmina Corp.+                           3,825        293,091
Solectron Corp.+                        16,223        549,960
Symbol Technologies Inc.*                3,688        132,768
Tektronix Inc.                           2,467         83,107
Thermo Electron Corp.+                   4,602        136,909
Thomas & Betts Corp.                     1,513         24,492
-------------------------------------------------------------
                                                    2,306,592
-------------------------------------------------------------

ENGINEERING & CONSTRUCTION - 0.01%
-------------------------------------------------------------
Fluor Corp.+                             1,909         63,116
-------------------------------------------------------------
                                                       63,116
-------------------------------------------------------------

ENVIRONMENTAL CONTROL - 0.12%
-------------------------------------------------------------
Allied Waste Industries Inc.+            5,008         72,929
Waste Management Inc.                   15,813        438,811
-------------------------------------------------------------
                                                      511,740
-------------------------------------------------------------

FOOD - 1.54%
-------------------------------------------------------------
Albertson's Inc.                        10,700        283,550
Archer-Daniels-Midland Co.              16,138        242,070
Campbell Soup Co.                       10,698        370,418
ConAgra Foods Inc.                      13,566        352,716
General Mills Inc.                       7,189        320,360
Heinz (H.J.) Co.                         8,830        418,873
Hershey Foods Corp.                      3,512        226,085
Kellogg Co.                             10,315        270,769
Kroger Co.+                             21,020        568,854
Quaker Oats Co.                          3,301        321,435
Ralston Purina Group                     7,805        203,906
Safeway Inc.+                           12,824        801,500
Sara Lee Corp.                          21,278        522,641
SUPERVALU Inc.                           3,382         46,925
Sysco Corp.                             17,058        511,740
Unilever NV - NY Shares                 14,599        918,825
Winn-Dixie Stores Inc.                   3,520         68,200
Wrigley (William Jr.) Co.                2,863   $    274,311
-------------------------------------------------------------
                                                    6,723,178
-------------------------------------------------------------

FOREST PRODUCTS & PAPER - 0.32%
-------------------------------------------------------------
Boise Cascade Corp.                      1,497         50,337
Georgia-Pacific Corp.                    5,693        177,195
International Paper Co.                 12,241        499,586
Louisiana-Pacific Corp.                  2,698         27,317
Mead Corp.                               2,550         80,006
Potlatch Corp.                             688         23,091
Temple-Inland Inc.                       1,218         65,315
Westvaco Corp.                           2,600         75,888
Weyerhaeuser Co.                         5,579        283,134
Willamette Industries Inc.               2,743        128,750
-------------------------------------------------------------
                                                    1,410,619
-------------------------------------------------------------

GAS - 0.09%
-------------------------------------------------------------
KeySpan Corp.                            3,454        146,363
NICOR Inc.                               1,184         51,134
ONEOK Inc.                                 713         34,358
Peoples Energy Corp.                       881         39,425
Sempra Energy                            5,232        121,644
-------------------------------------------------------------
                                                      392,924
-------------------------------------------------------------

HAND / MACHINE TOOLS - 0.04%
-------------------------------------------------------------
Black & Decker Corp.                     2,125         83,406
Snap-On Inc.                             1,529         42,621
Stanley Works (The)                      2,211         68,956
-------------------------------------------------------------
                                                      194,983
-------------------------------------------------------------

HEALTH CARE - 2.21%
-------------------------------------------------------------
Bard (C.R.) Inc.                         1,320         61,463
Bausch & Lomb Inc.                       1,386         56,046
Baxter International Inc.                7,475        660,136
Becton Dickinson & Co.                   6,491        224,751
Biomet Inc.                              4,552        180,658
Boston Scientific Corp.+                10,328        141,365
Guidant Corp.+                           7,891        425,621
HCA - The Healthcare Company            14,113        621,113
Healthsouth Corp.+                       9,853        160,727
Humana Inc.+                             4,333         66,078
Johnson & Johnson                       35,407      3,719,948
Manor Care Inc.+                         2,651         54,677
Medtronic Inc.                          30,638      1,849,769
St. Jude Medical Inc.+                   2,152        132,214
Stryker Corp.                            5,015        253,709
Tenet Healthcare Corp.                   8,125        361,055
UnitedHealth Group Inc.                  8,154        500,452
Wellpoint Health Networks Inc.+          1,548        178,407
-------------------------------------------------------------
                                                    9,648,189
-------------------------------------------------------------

HOME BUILDERS - 0.03%
-------------------------------------------------------------
Centex Corp.                             1,532         57,546
Kaufman & Broad Home Corp.*              1,132         38,134

ASSET ALLOCATION MASTER PORTFOLIO
Schedule of Investments
December 31, 2000 (Continued)

Security                                Shares          Value
-------------------------------------------------------------

HOME BUILDERS (Continued)
-------------------------------------------------------------
Pulte Corp.                              1,029   $     43,411
-------------------------------------------------------------
                                                      139,091
-------------------------------------------------------------

HOME FURNISHINGS - 0.05%
-------------------------------------------------------------
Leggett & Platt Inc.                     4,978         94,271
Maytag Corp.                             1,956         63,203
Whirlpool Corp.                          1,682         80,210
-------------------------------------------------------------
                                                      237,684
-------------------------------------------------------------

HOUSEHOLD PRODUCTS / WARES - 0.16%
-------------------------------------------------------------
American Greetings Corp. "A"             1,689         15,940
Avery Dennison Corp.                     2,809        154,144
Clorox Co.                               6,000        213,000
Fortune Brands Inc.                      3,920        117,600
Newell Rubbermaid Inc.*                  6,784        154,336
Tupperware Corp.                         1,503         30,718
-------------------------------------------------------------
                                                      685,738
-------------------------------------------------------------

INSURANCE - 3.03%
-------------------------------------------------------------
Aetna Inc.+                              3,575        146,798
AFLAC Inc.                               6,726        485,533
Allstate Corp.                          18,646        812,266
Ambac Financial Group Inc.               2,737        159,601
American General Corp.                   6,371        519,236
American International Group Inc.       59,379      5,852,543
AON Corp.                                6,569        224,988
Chubb Corp.                              4,480        387,520
CIGNA Corp.                              3,935        520,600
Cincinnati Financial Corp.               4,089        161,771
Conseco Inc.*                            8,368        110,353
Hartford Financial Services Group Inc.   5,779        408,142
Jefferson-Pilot Corp.                    2,672        199,732
Lincoln National Corp.                   4,866        230,223
Loews Corp.                              2,541        263,152
Marsh & McLennan Companies Inc.          6,998        818,766
MBIA Inc.                                2,530        187,536
MetLife Inc.                            19,446        680,610
MGIC Investment Corp.                    2,763        186,330
Progressive Corporation                  1,838        190,463
SAFECO Corp.                             3,262        107,238
St. Paul Companies Inc.                  5,588        303,498
Torchmark Corp.                          3,258        125,229
UNUMProvident Corp.                      6,176        165,980
-------------------------------------------------------------
                                                   13,248,108
-------------------------------------------------------------

IRON / STEEL - 0.03%
-------------------------------------------------------------
Allegheny Technologies Inc.              2,070         32,861
Nucor Corp.                              1,957         77,668
USX-U.S. Steel Group Inc.                2,281         41,058
-------------------------------------------------------------
                                                      151,587
-------------------------------------------------------------

LEISURE TIME - 0.22%
-------------------------------------------------------------
Brunswick Corp.                          2,241         36,836
Carnival Corp. "A"                      14,895        458,952
Harley-Davidson Inc.                     7,698   $    305,995
Sabre Holdings Corp.                     3,305        142,528
-------------------------------------------------------------
                                                      944,311
-------------------------------------------------------------

LODGING - 0.14%
-------------------------------------------------------------
Harrah's Entertainment Inc.+             2,957         77,991
Hilton Hotels Corp.                      9,458         99,309
Marriott International Inc. "A"*         6,149        259,795
Starwood Hotels & Resorts Worldwide Inc. 4,940        174,135
-------------------------------------------------------------
                                                      611,230
-------------------------------------------------------------

MACHINERY - 0.32%
-------------------------------------------------------------
Briggs & Stratton Corp.                    594         26,359
Caterpillar Inc.                         8,776        415,215
Cummins Engine Company Inc.              1,055         40,024
Deere & Co.                              5,969        273,455
Dover Corp.                              5,208        211,250
Ingersoll-Rand Co.                       4,096        171,520
McDermott International Inc.             1,553         16,695
Rockwell International Corp.             4,702        223,933
-------------------------------------------------------------
                                                    1,378,451
-------------------------------------------------------------

MANUFACTURERS - 4.01%
-------------------------------------------------------------
Cooper Industries Inc.                   2,401        110,296
Crane Co.                                1,585         45,073
Danaher Corp.                            3,650        249,569
Eastman Kodak Co.                        7,659        301,573
Eaton Corp.                              1,826        137,292
FMC Corp.+                                 747         53,551
General Electric Co.                   252,582     12,108,150
Illinois Tool Works Inc.                 7,753        461,788
ITT Industries Inc.                      2,253         87,304
Minnesota Mining & Manufacturing Co.    10,057      1,211,868
National Service Industries Inc.         1,039         26,689
Pall Corp.                               3,179         67,752
Textron Inc.                             3,594        167,121
Tyco International Ltd.                 44,630      2,476,965
-------------------------------------------------------------
                                                   17,504,991
-------------------------------------------------------------

MEDIA - 2.39%
-------------------------------------------------------------
America Online Inc.+                    59,574      2,073,175
Clear Channel Communications Inc.+      14,889        721,186
Comcast Corp. "A"+                      23,026        961,335
Dow Jones & Co. Inc.                     2,243        127,010
Gannett Co. Inc.                         6,679        421,194
Harcourt General Inc.                    1,837        105,076
Knight Ridder Inc.*                      1,908        108,518
McGraw-Hill Companies Inc.               4,949        290,135
Meredith Corp.                           1,315         42,327
New York Times Co. "A"                   4,154        166,420
Time Warner Inc.                        33,848      1,768,220
Tribune Co.                              7,718        326,085
Viacom Inc. "B"+                        38,592      1,804,176

ASSET ALLOCATION MASTER PORTFOLIO
Schedule of Investments
December 31, 2000 (Continued)


Security                                Shares          Value
-------------------------------------------------------------

MEDIA (Continued)
-------------------------------------------------------------
Walt Disney Co. (The)                   53,158   $  1,538,260
-------------------------------------------------------------
                                                   10,453,117
-------------------------------------------------------------

METAL FABRICATE / HARDWARE - 0.01%
-------------------------------------------------------------
Timken Co.                               1,527         23,096
Worthington Industries Inc.              2,193         17,681
-------------------------------------------------------------
                                                       40,777
-------------------------------------------------------------

MINING - 0.36%
-------------------------------------------------------------
Alcan Aluminium Ltd.*                    8,267        282,628
Alcoa Inc.                              22,046        738,541
Barrick Gold Corp.                      10,139        166,077
Freeport-McMoRan Copper & Gold Inc.+     3,824         32,743
Homestake Mining Company                 6,744         28,241
Inco Ltd.+                               4,659         78,085
Newmont Mining Corp.                     4,288         73,164
Phelps Dodge Corp.                       1,997        111,458
Placer Dome Inc.                         8,409         80,937
-------------------------------------------------------------
                                                    1,591,874
-------------------------------------------------------------

OFFICE / BUSINESS EQUIPMENT - 0.07%
-------------------------------------------------------------
Pitney Bowes Inc.                        6,467        214,219
Xerox Corp.                             17,091         79,046
-------------------------------------------------------------
                                                      293,265
-------------------------------------------------------------

OIL & GAS PRODUCERS - 4.07%
-------------------------------------------------------------
Amerada Hess Corp.*                      2,309        168,701
Anadarko Petroleum Corp.                 6,324        449,510
Apache Corp.                             3,107        217,684
Burlington Resources Inc.                5,450        275,225
Chevron Corp.                           16,392      1,384,100
Coastal Corp.                            5,503        485,984
Conoco Inc.                             15,845        458,515
Devon Energy Corp.                       3,258        198,640
EOG Resources Inc.                       2,957        161,711
Exxon Mobil Corp.                       88,578      7,700,750
Kerr-McGee Corp.                         2,431        162,725
Kinder Morgan Inc.                       2,925        152,648
Nabors Industries Inc.+                  3,648        215,779
Occidental Petroleum Corp.               9,380        227,465
Phillips Petroleum Co.                   6,536        371,735
Rowan Companies Inc.+                    2,429         65,583
Royal Dutch Petroleum Co. - NY Shares   54,715      3,313,677
Sunoco Inc.                              2,131         71,788
Texaco Inc.                             14,025        871,303
Tosco Corp.                              3,733        126,689
Transocean Sedco Forex Inc.*             5,329        245,134
Unocal Corp.                             6,206        240,095
USX-Marathon Group Inc.                  7,945        220,474
-------------------------------------------------------------
                                                   17,785,915
-------------------------------------------------------------

OIL & GAS SERVICES - 0.44%
-------------------------------------------------------------
Baker Hughes Inc.                        8,460        351,619
Halliburton Co.                         11,279   $    408,864
Schlumberger Ltd.                       14,556      1,163,570
-------------------------------------------------------------
                                                    1,924,053
-------------------------------------------------------------

PACKAGING & CONTAINERS - 0.04%
-------------------------------------------------------------
Ball Corp.                                 713         32,843
Bemis Co.                                1,312         44,034
Pactiv Corp.+                            4,003         49,537
Sealed Air Corp.+*                       2,138         65,209
-------------------------------------------------------------
                                                      191,623
-------------------------------------------------------------

PHARMACEUTICALS - 6.78%
-------------------------------------------------------------
Abbott Laboratories                     39,471      1,911,877
Allergan Inc.                            3,372        326,452
ALZA Corp.+                              6,055        257,338
American Home Products Corp.            33,407      2,123,015
Bristol-Myers Squibb Co.                49,835      3,684,675
Cardinal Health Inc.                     7,086        705,943
Forest Laboratories Inc. "A"+            2,251        299,102
King Pharmaceuticals Inc.+               4,259        220,137
Lilly (Eli) and Company                 28,749      2,675,454
MedImmune Inc.+                          5,361        255,653
Merck & Co. Inc.                        58,792      5,504,401
Pfizer Inc.                            160,881      7,400,526
Pharmacia Corporation                   32,855      2,004,155
Schering-Plough Corp.                   37,235      2,113,086
Watson Pharmaceuticals Inc.+             2,649        135,596
-------------------------------------------------------------
                                                   29,617,410
-------------------------------------------------------------

PIPELINES - 0.67%
-------------------------------------------------------------
Dynegy Inc. "A"                          8,214        460,497
El Paso Energy Corp.*                    5,904        422,874
Enron Corp.                             18,996      1,579,043
Williams Companies Inc.                 11,199        447,260
-------------------------------------------------------------
                                                    2,909,674
-------------------------------------------------------------

RETAIL - 3.87%
-------------------------------------------------------------
AutoZone Inc.+                           3,261         92,939
Bed Bath & Beyond Inc.+                  7,237        161,928
Best Buy Co. Inc.+                       5,313        157,066
Circuit City Stores Inc.                 5,227         60,111
Consolidated Stores Corp.+               2,904         30,855
CVS Corp.                               10,036        601,533
Darden Restaurants Inc.                  3,006         68,762
Dillards Inc. "A"                        2,404         28,397
Dollar General Corp.*                    8,361        157,814
Federated Department Stores Inc.+        5,145        180,075
Gap Inc.                                21,698        553,299
Home Depot Inc.                         59,013      2,696,156
Kmart Corp.+                            12,388         65,811
Kohls Corp.+                             8,440        514,840
Limited Inc.                            10,824        184,685
Longs Drug Stores Corp.                    988         23,836
Lowe's Companies Inc.                    9,719        432,496
May Department Stores Co.                7,561        247,623
McDonald's Corp.                        33,455      1,137,470

ASSET ALLOCATION MASTER PORTFOLIO
Schedule of Investments
December 31, 2000 (Continued)


Security                                Shares          Value
-------------------------------------------------------------

RETAIL (Continued)
-------------------------------------------------------------
Nordstrom Inc.                           3,270   $     59,473
Office Depot Inc.+                       7,610         54,221
Penney (J.C.) Company Inc.               6,688         72,732
RadioShack Corp.                         4,723        202,203
Sears, Roebuck and Co.                   8,538        296,696
Staples Inc.+*                          11,563        136,588
Starbucks Corp.+                         4,817        213,152
Target Corp.                            22,853        737,009
Tiffany & Co.                            3,743        118,372
TJX Companies Inc.                       7,175        199,106
Toys R Us Inc.+*                         5,167         86,224
Tricon Global Restaurants Inc.+          3,766        124,278
Walgreen Co.                            25,872      1,081,773
Wal-Mart Stores Inc.                   113,898      6,050,831
Wendy's International Inc.               2,868         75,285
-------------------------------------------------------------
                                                   16,903,639
-------------------------------------------------------------

SEMICONDUCTORS - 2.92%
-------------------------------------------------------------
Advanced Micro Devices Inc.+             7,994        110,417
Altera Corp.+                           10,073        265,046
Analog Devices Inc.+                     9,153        468,519
Applied Materials Inc.+                 20,704        790,634
Applied Micro Circuits Corp.+            7,500        562,852
Broadcom Corp. "A"+                      6,031        509,620
Conexant Systems Inc.+                   5,787         88,975
Intel Corp.                            171,522      5,156,380
KLA-Tencor Corp.+*                       4,737        159,578
Linear Technology Corp.                  8,120        375,550
LSI Logic Corp.+                         8,120        138,771
Maxim Integrated Products Inc.+          7,215        344,967
Micron Technology Inc.+                 14,514        515,247
National Semiconductor Corp.+            4,583         92,233
Novellus Systems Inc.+                   3,357        120,642
QLogic Corp.+                            2,340        180,180
Teradyne Inc.+                           4,444        165,539
Texas Instruments Inc.                  44,087      2,088,622
Vitesse Semiconductor Corp.+             4,573        252,944
Xilinx Inc.+                             8,405        387,681
-------------------------------------------------------------
                                                   12,774,397
-------------------------------------------------------------

SOFTWARE - 3.38%
-------------------------------------------------------------
Adobe Systems Inc.                       6,089        354,304
Autodesk Inc.                            1,502         40,460
Automatic Data Processing Inc.          16,066      1,017,179
BMC Software Inc.+                       6,279         87,906
BroadVision Inc.+                        6,892         81,412
Citrix Systems Inc.+                     4,727        106,358
Computer Associates International
  Inc.                                  14,810        288,795
Compuware Corp.+                         9,365         58,531
First Data Corp.                        10,086        531,406
IMS Health Inc.                          7,520        203,040
Intuit Inc.+                             5,216        205,706
Mercury Interactive Corp.+               2,032        183,388
Microsoft Corp.+                       135,902      5,894,749
Novell Inc.+                             8,461         44,156
Oracle Corp.+                          142,693   $  4,147,015
Parametric Technology Corp.+             6,997         94,022
PeopleSoft Inc.+                         7,245        269,423
Siebel Systems Inc.+                    10,979        743,827
Yahoo! Inc.+*                           14,205        428,591
-------------------------------------------------------------
                                                   14,780,268
-------------------------------------------------------------

TELECOMMUNICATION EQUIPMENT - 2.16%
-------------------------------------------------------------
ADC Telecommunications Inc.+            19,719        357,401
Andrew Corp.+                            2,063         44,870
Avaya Inc.+                              7,161         73,848
Comverse Technology Inc.+                4,167        452,640
JDS Uniphase Corp.+                     24,489      1,020,885
Lucent Technologies Inc.                85,183      1,149,971
Motorola Inc.                           55,654      1,126,994
Nortel Networks Corp.                   78,958      2,531,591
Palm Inc.+                              14,416        408,153
QUALCOMM Inc.+                          19,059      1,566,412
Scientific-Atlanta Inc.                  4,150        135,134
Tellabs Inc.+                           10,474        591,781
-------------------------------------------------------------
                                                    9,459,680
-------------------------------------------------------------

TELECOMMUNICATIONS - 1.79%
-------------------------------------------------------------
Adaptec Inc.+                            2,561         26,250
Cabletron Systems Inc.+                  4,732         71,276
Corning Inc.                            23,452      1,238,559
Global Crossing Ltd.+                   22,578        323,148
Nextel Communications Inc. "A"+         19,416        480,546
Qwest Communications International
 Inc.+                                  42,220      1,731,020
Sprint Corp. (PCS Group)+*              23,797        486,351
Verizon Communications Inc.             68,824      3,449,803
-------------------------------------------------------------
                                                    7,806,953
-------------------------------------------------------------

TELEPHONE - 2.25%
-------------------------------------------------------------
Alltel Corp.                             7,926        494,880
AT&T Corp.                              95,727      1,657,274
BellSouth Corp.                         47,642      1,950,344
CenturyTel Inc.                          3,614        129,201
SBC Communications Inc.                 86,251      4,118,485
Sprint Corp. (FON Group)                22,576        458,575
WorldCom Inc.+                          73,437      1,032,708
-------------------------------------------------------------
                                                    9,841,467
-------------------------------------------------------------

TOBACCO - 0.60%
-------------------------------------------------------------
Philip Morris Companies Inc.            56,672      2,493,568
UST Inc.                                 4,159        116,712
-------------------------------------------------------------
                                                    2,610,280
-------------------------------------------------------------

TOYS / GAMES / HOBBIES - 0.05%
-------------------------------------------------------------
Hasbro Inc.                              4,405         46,803
Mattel Inc.                             10,892        157,280
-------------------------------------------------------------
                                                      204,083
-------------------------------------------------------------

ASSET ALLOCATION MASTER PORTFOLIO
Schedule of Investments
December 31, 2000 (Continued)



                                       Shares or
Security                             Face Amount         Value
--------------------------------------------------------------

TRANSPORTATION - 0.27%
--------------------------------------------------------------
Burlington Northern Santa Fe Corp.       10,115   $    286,381
CSX Corp.                                 5,529        143,408
FedEx Corp.+                              7,282        290,989
Norfolk Southern Corp.                    9,794        130,383
Union Pacific Corp.                       6,367        323,125
--------------------------------------------------------------
                                                     1,174,286
--------------------------------------------------------------

TRUCKING & LEASING - 0.01%
--------------------------------------------------------------
Ryder System Inc.                         1,561         25,952
--------------------------------------------------------------
                                                        25,952
--------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $285,415,844)                               299,182,299
--------------------------------------------------------------

U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 19.02%

U.S. GOVERNMENT SECURITIES - 19.02%
--------------------------------------------------------------
U.S. Treasury Bonds
  5.25%,  11/15/28                   $2,910,000      2,788,679
  5.25%,  02/15/29                    1,910,000      1,833,898
  5.50%,  08/15/28                    2,160,000      2,143,290
  6.00%,  02/15/26                    3,515,000      3,703,590
  6.13%,  11/15/27                    5,010,000      5,392,373
  6.13%,  08/15/29*                   3,060,000      3,332,530
  6.25%,  08/15/23                    5,105,000      5,520,874
  6.25%,  05/15/30*                   4,530,000      5,057,319
  6.38%,  08/15/27                    2,750,000      3,051,969
  6.50%,  11/15/26                    2,960,000      3,324,583
  6.63%,  02/15/27                    2,800,000      3,197,348
  6.75%,  08/15/26                    1,600,000      1,848,751
  6.88%,  08/15/25                    3,170,000      3,707,321
  7.13%,  02/15/23                    4,440,000      5,289,900
  7.25%,  08/15/22                    2,650,000      3,194,374
  7.50%,  11/15/24                    2,860,000      3,569,635
  7.63%,  11/15/22                    2,325,000      2,914,774
  7.63%,  02/15/25                    3,150,000      3,986,596
  7.88%,  02/15/21                    2,310,000      2,942,164
  8.00%,  11/15/21                    7,380,000      9,549,026
  8.13%,  05/15/21                    2,650,000      3,460,338
  8.13%,  08/15/21                    2,540,000      3,320,367
--------------------------------------------------------------
                                                    83,129,699
--------------------------------------------------------------

TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS
(Cost: $75,263,326)                                 83,129,699
--------------------------------------------------------------

SHORT TERM INSTRUMENTS - 3.40%

--------------------------------------------------------------
Federal Home Loan Mortgage
  Corporation Discount Note
  6.51%, 01/16/01+++                 $1,483,609   $  1,483,609
Goldman Sachs Financial Square
  Prime Obligation Fund+++            1,223,208      1,223,208
Providian Temp Cash Money Market
  Fund+++                             1,576,056      1,576,056
Short Term Investment Company
  Liquid Assets Portfolio+++          7,174,540      7,174,540
U.S. Treasury Bill 5.57%**,
  03/22/01++                          3,425,000      3,424,438
--------------------------------------------------------------

TOTAL SHORT TERM INSTRUMENTS
(Cost: $14,838,257)                                 14,881,851
--------------------------------------------------------------

REPURCHASE AGREEMENT - 3.60%

--------------------------------------------------------------
Investors Bank & Trust Tri Party
  Repurchase Agreement, dated
  12/29/00, due 01/02/01, with a
  maturity value of $15,736,410
  and an effective yield of 5.73%.   15,726,397     15,726,397
--------------------------------------------------------------

TOTAL REPURCHASE AGREEMENT
(Cost: $15,726,397)                                 15,726,397
---------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES - 94.48%
(Cost $391,243,824)                                412,920,246
--------------------------------------------------------------

Other Assets, Less Liabilities - 5.52%              24,111,330
--------------------------------------------------------------

NET ASSETS - 100.00%                              $437,031,576
==============================================================
*    Denotes all or part of security on loan. See note 4
**   Yield to Maturity.
+    Non-income earning securities.
++ This U.S. Treasury Bill is held in a segregated account in connection with the Master Portfolio's holdings of index futures contracts. See Note 1.
+++ Represents investment of collateral received from securities lending transactions. See Note 4.


The accompanying notes are an integral part of these financial statements.

BOND INDEX MASTER PORTFOLIO
Schedule of Investments
December 31, 2000


Security                             Face Amount          Value
---------------------------------------------------------------

CORPORATE BONDS & NOTES - 35.47%

AEROSPACE / DEFENSE - 0.80%
---------------------------------------------------------------
Lockheed Martin Corp.
  8.20%,  12/01/09                    $1,500,000   $  1,648,860
Raytheon Co.
  7.38%,  07/15/25                     1,000,000        923,271
United Technologies Corp.
  6.63%,  11/15/04                     1,000,000      1,019,203
---------------------------------------------------------------
                                                      3,591,334
---------------------------------------------------------------

AIRLINES - 0.12%
---------------------------------------------------------------
Delta Air Lines Inc.
  7.57%,  11/18/10                       500,000        527,780
---------------------------------------------------------------
                                                        527,780
===============================================================

AUTO MANUFACTURERS - 1.62%
---------------------------------------------------------------
DaimlerChrysler AG
  7.40%,  01/20/05                     1,000,000      1,004,280
  8.00%,  06/15/10                       500,000        504,403
Ford Motor Company
  6.38%,  02/01/29                     1,000,000        818,224
  7.45%,  07/16/31                     1,500,000      1,410,900
  8.88%,  04/01/06                     1,500,000      1,635,558
General Motors Corp.
  6.25%,  05/01/05                     1,000,000        979,826
  7.40%,  09/01/25                     1,000,000        944,504
---------------------------------------------------------------
                                                      7,297,695
---------------------------------------------------------------

AUTO PARTS & EQUIPMENT - 0.40%
---------------------------------------------------------------
Goodyear Tire & Rubber Co.
  6.63%,  12/01/06                     1,000,000        801,665
Visteon Corp.
  8.25%,  08/01/10*                    1,000,000        985,990
---------------------------------------------------------------
                                                      1,787,655
---------------------------------------------------------------

BANKS - 5.73%
---------------------------------------------------------------
ABN Amro Bank NV
  7.30%,  12/01/26                       500,000        463,093
Bank of New York Co. Inc.
  6.50%,  12/01/03                     1,000,000      1,007,791
Bank of Tokyo-Mitsubishi Ltd.
  8.40%,  04/15/10                     1,000,000      1,065,222
Bank One Corp.
  6.40%,  08/01/02                     1,000,000      1,001,984
  8.10%,  03/01/02                     1,000,000      1,019,345
BankAmerica Corp.
  6.25%,  04/01/08                     1,870,000      1,791,084
BankBoston Corp.
  6.50%,  12/19/07                     1,022,000      1,000,001
Chase Manhattan Corp.
  5.75%,  04/15/04                     1,000,000        980,816
Deutsche Bank AG
  6.70%,  12/13/06                     1,000,000        995,774
Dresdner Bank AG
  6.63%,  09/15/05                     1,000,000      1,001,878
First Union Capital Corp.
  8.04%,  12/01/26                    $2,000,000   $  1,872,286
First Union Corp.
  6.63%,  07/15/05                       500,000        497,809
International Bank of
  Reconstruction & Development
  6.38%,  07/21/05                     1,000,000      1,024,853
KeyCorp
  6.75%,  03/15/06                     1,500,000      1,498,216
KFW International Finance Inc.
  7.63%,  02/15/04                     3,500,000      3,683,641
  8.00%,  02/15/10                       250,000        275,260
Korea Development Bank
  7.13%,  04/22/04                     1,000,000        992,500
  7.38%,  09/17/04                     1,000,000      1,002,556
Mellon Capital II
  8.00%,  01/15/27                     1,000,000        962,186
NationsBank Corp.
  7.75%,  08/15/15                     1,000,000      1,000,324
Republic New York Corp.
  7.75%,  05/15/09                     1,000,000      1,033,422
Skandinaviska Enskilda Banken
  6.88%,  02/15/09                       500,000        481,907
Swiss Bank Corp.
  7.38%,  07/15/15                     1,200,000      1,205,786
---------------------------------------------------------------
                                                     25,857,734
---------------------------------------------------------------

BEVERAGES - 0.86%
---------------------------------------------------------------
Anheuser-Busch Companies Inc.
  9.00%,  12/01/09                     1,500,000      1,772,265
Coca-Cola Enterprises Inc.
  8.00%,  09/15/22                     1,000,000      1,092,108
Diageo PLC
  6.13%,  08/15/05                     1,000,000        993,515
---------------------------------------------------------------
                                                      3,857,888
---------------------------------------------------------------

CHEMICALS - 0.12%
---------------------------------------------------------------
Dow Chemical Co.
  8.63%,  04/01/06                       500,000        550,346
---------------------------------------------------------------
                                                        550,346
---------------------------------------------------------------

COMPUTERS - 0.66%
---------------------------------------------------------------
International Business Machines
  Corp.
  5.63%,  04/12/04                     3,000,000      2,958,099
---------------------------------------------------------------
                                                      2,958,099
---------------------------------------------------------------

COSMETICS / PERSONAL CARE - 0.25%
---------------------------------------------------------------
Procter & Gamble Co.
  8.50%,  08/10/09                     1,000,000      1,144,276
---------------------------------------------------------------
                                                      1,144,276
---------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES - 8.02%
---------------------------------------------------------------
Ahmanson (H.F.) & Co.
  8.25%,  10/01/02                     1,000,000      1,027,081

BOND INDEX MASTER PORTFOLIO
Schedule of Investments
DECEMBER 31, 2000 (Continued)


Security                             Face Amount          Value
---------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (Continued)
---------------------------------------------------------------
American General Finance Corp.
  6.38%,  03/01/03                    $1,000,000   $  1,000,884
Associates Corp. NA
  6.25%,  11/01/08                     1,500,000      1,446,374
  6.95%,  11/01/18                     1,000,000        947,479
Bear Stearns Companies Inc.
  6.75%,  04/15/03                     1,000,000      1,001,800
CIT Group Holdings Inc.
  6.63%,  06/15/05                     1,000,000        979,375
Citigroup Inc.
  7.88%,  05/15/25                     1,000,000      1,060,190
Countrywide Funding Corp.
  6.88%,  09/15/05                     1,000,000        999,157
Ford Motor Credit Co.
  7.50%,  06/15/03                     1,000,000      1,020,927
  7.50%,  03/15/05                     3,400,000      3,471,063
  7.88%,  06/15/10                     1,000,000      1,030,499
General Electric Capital Corp.
  7.25%,  05/03/04                     3,000,000      3,108,105
General Motors Acceptance Corp.
  7.13%,  05/01/03                     4,500,000      4,534,011
Goldman Sachs Group Inc.
  7.63%,  08/17/05                     1,000,000      1,040,877
Household Finance Corp.
  6.00%,  05/01/04                     2,000,000      1,963,008
  6.70%,  06/15/02                     1,000,000      1,005,722
Lehman Brothers Inc.
  7.63%,  06/01/06                     2,500,000      2,567,760
Merrill Lynch & Co. Inc.
  6.00%,  02/17/09                     3,000,000      2,839,368
  6.38%,  10/15/08                     1,000,000        970,910
Morgan Stanley Dean Witter & Co.
  7.13%,  01/15/03*                    1,000,000      1,017,218
  8.00%,  06/15/10                     1,000,000      1,077,224
Norwest Financial Inc.
  5.38%,  09/30/03                     1,000,000        975,242
Pemex Finance Ltd.
  9.69%,  08/15/09                     1,000,000      1,081,610
---------------------------------------------------------------
                                                     36,165,884
===============================================================

ELECTRIC - 3.09%
---------------------------------------------------------------
Dominion Resources Inc.
  7.63%,  07/15/05                     1,000,000      1,043,040
  8.13%,  06/15/10                     1,000,000      1,080,149
Duke Energy Corp.
  6.00%,  12/01/28                     2,000,000      1,669,300
  7.50%,  08/16/05                     1,000,000      1,040,724
Houston Lighting & Power Co.
  6.50%,  04/21/03                     4,000,000      4,017,556
Korea Electric Power Corp.
  6.38%,  12/01/03                     1,000,000        970,000
Niagara Mohawk Power Corp.
  7.38%,  07/01/03                       756,098        768,765
  7.63%,  10/01/05                       529,268        546,912
Northern States Power Co.
  6.50%,  03/01/28                     1,500,000      1,342,290
Texas Utilities Co.
  6.38%,  01/01/08                     1,000,000        945,136
Xcel Energy Inc.
  7.00%,  12/01/10                    $  500,000   $    495,803
---------------------------------------------------------------
                                                     13,919,675
---------------------------------------------------------------

ELECTRONICS - 0.20%
---------------------------------------------------------------
Midwest Generation LLC
  8.56%,  01/02/16                     1,000,000        912,023
---------------------------------------------------------------
                                                        912,023
---------------------------------------------------------------

FOOD - 0.96%
---------------------------------------------------------------
Albertson's Inc.
  6.63%,  06/01/28                     1,000,000        814,709
Archer-Daniels-Midland Co.
  8.38%,  04/15/17                       500,000        535,187
ConAgra Inc.
  7.40%,  09/15/04                     1,000,000      1,033,433
Fred Meyer Inc.
  7.45%,  03/01/08                     1,000,000      1,025,295
Kroger Co.
  7.00%,  05/01/18                     1,000,000        935,508
---------------------------------------------------------------
                                                      4,344,132
---------------------------------------------------------------

FOREST PRODUCTS & PAPER - 0.22%
---------------------------------------------------------------
Abitibi-Consolidated Inc.
  8.55%,  08/01/10                     1,000,000      1,005,648
---------------------------------------------------------------
                                                      1,005,648
---------------------------------------------------------------

HEALTH CARE - 0.23%
---------------------------------------------------------------
Becton Dickinson & Co.
  7.15%,  10/01/09                     1,000,000      1,028,346
---------------------------------------------------------------
                                                      1,028,346
---------------------------------------------------------------

INSURANCE - 0.23%
---------------------------------------------------------------
Aetna Inc.
  7.13%,  08/15/06                     1,000,000      1,021,805
---------------------------------------------------------------
                                                      1,021,805
---------------------------------------------------------------

MACHINERY - CONSTRUCTION & MINING - 0.23%
---------------------------------------------------------------
Caterpillar Inc.
  7.25%,  09/15/09                     1,000,000      1,034,597
---------------------------------------------------------------
                                                      1,034,597
---------------------------------------------------------------

MANUFACTURERS - 0.21%
---------------------------------------------------------------
Tyco International Group
  6.88%,  01/15/29                     1,000,000        938,320
---------------------------------------------------------------
                                                        938,320
---------------------------------------------------------------

MEDIA - 2.43%
---------------------------------------------------------------
Comcast Cable Communications
  8.38%,  05/01/07                     2,000,000      2,137,324
Time Warner Entertainment Co.
  8.38%,  03/15/23                     2,500,000      2,701,810

BOND INDEX MASTER PORTFOLIO
Schedule of Investments
December 31, 2000 (Continued)


Security                             Face Amount          Value
---------------------------------------------------------------

MEDIA (Continued)
---------------------------------------------------------------
Viacom Inc.
  7.75%,  06/01/05                    $3,500,000   $  3,647,063
Walt Disney Co. (The)
  5.13%,  12/15/03                     2,000,000      1,944,814
  6.75%,  03/30/06                       500,000        515,030
---------------------------------------------------------------
                                                     10,946,041
---------------------------------------------------------------

MULTI-NATIONAL - 0.62%
---------------------------------------------------------------
Asian Development Bank
  6.75%,  06/11/07                     1,000,000      1,037,508
Inter-American Development Bank
  5.75%,  02/26/08                     1,000,000        991,808
  8.40%,  09/01/09                       200,000        231,721
  8.50%,  03/15/11                       450,000        530,099
---------------------------------------------------------------
                                                      2,791,136
---------------------------------------------------------------

OIL & GAS PRODUCERS - 1.10%
---------------------------------------------------------------
Amoco Canada
  7.25%,  12/01/02                     1,000,000      1,023,682
Conoco Inc.
  5.90%,  04/15/04                     1,000,000        990,070
Kerr-McGee Corp.
  6.63%,  10/15/07                     1,120,000      1,104,934
Occidental Petroleum Corp.
  7.20%,  04/01/28                     1,000,000        959,193
Phillips 66 Capital Trust II
  8.00%,  01/15/37                     1,000,000        902,920
---------------------------------------------------------------
                                                      4,980,799
---------------------------------------------------------------

PHARMACEUTICALS - 0.22%
---------------------------------------------------------------
American Home Products Corp.
  6.50%,  10/15/02                     1,000,000      1,005,869
---------------------------------------------------------------
                                                      1,005,869
---------------------------------------------------------------

PIPELINES - 0.23%
---------------------------------------------------------------
Sonat Inc.
  7.63%,  07/15/11                     1,000,000      1,036,125
---------------------------------------------------------------
                                                      1,036,125
---------------------------------------------------------------

REAL ESTATE - 0.22%
---------------------------------------------------------------
EOP Operating LP
  6.38%,  02/15/03                     1,000,000        992,453
---------------------------------------------------------------
                                                        992,453
---------------------------------------------------------------

RETAIL - 0.95%
---------------------------------------------------------------
Dayton Hudson
  6.65%,  08/01/28                     1,000,000        900,697
Penney (J.C.) Company Inc.
  8.25%,  08/15/22                     2,000,000      1,172,440
Wal-Mart Stores Inc.
  8.50%,  09/15/24                     2,000,000      2,205,688
---------------------------------------------------------------
                                                      4,278,825
---------------------------------------------------------------

TELECOMMUNICATION EQUIPMENT - 0.21%
---------------------------------------------------------------
Motorola Inc.
  7.50%,  05/15/25                    $1,000,000   $    950,309
---------------------------------------------------------------
                                                        950,309
---------------------------------------------------------------

TELECOMMUNICATIONS - 0.96%
---------------------------------------------------------------
Bell Telephone Canada
  9.50%,  10/15/10                       250,000        283,034
British Telecom PLC
  8.13%,  12/15/10                     1,000,000      1,013,525
  8.63%,  12/15/30                     1,000,000      1,001,287
Qwest Corp.
  7.63%,  06/09/03                     1,000,000      1,016,889
Vodafone Group PLC
  7.75%,  02/15/10                     1,000,000      1,035,145
---------------------------------------------------------------
                                                      4,349,880
---------------------------------------------------------------

TELEPHONE - 3.31%
---------------------------------------------------------------
AT&T Corp.
  6.00%,  03/15/09*                    1,500,000      1,336,733
  6.50%,  09/15/02*                    2,000,000      1,993,180
Deutsche Telekom International
  Finance AG
  8.25%,  06/15/30                     1,000,000        987,885
Koninklijke KPN NV
  8.00%,  10/01/10                     1,000,000        935,126
New York Telephone Co.
  6.00%,  04/15/08                       500,000        473,694
  7.00%,  12/01/33                     2,305,000      2,073,255
Sprint Capital Corp.
  6.13%,  11/15/08                     3,000,000      2,675,529
U.S. West Capital Funding Inc.
  6.13%,  07/15/02                     1,000,000        994,691
WorldCom Inc.
  6.25%,  08/15/03                     1,000,000        976,589
  6.40%,  08/15/05                     1,500,000      1,443,764
  7.88%,  05/15/03                     1,000,000      1,012,028
---------------------------------------------------------------
                                                     14,902,474
---------------------------------------------------------------

TOBACCO - 0.10%
---------------------------------------------------------------
Imperial Tobacco Group PLC
  7.13%,  04/01/09                       500,000        472,481
---------------------------------------------------------------
                                                        472,481
---------------------------------------------------------------

TRANSPORTATION - 1.17%
---------------------------------------------------------------
Burlington North Santa Fe Corp.
  6.53%,  07/15/37                     1,000,000      1,002,566
Canadian National Railway Co.
  6.45%,  07/15/00                     1,300,000      1,265,376
CSX Corp.
  7.90%,  05/01/17                     1,000,000      1,013,420
Norfolk Southern Corp.
  7.70%,  05/15/17                     1,000,000      1,016,509

BOND INDEX MASTER PORTFOLIO
Schedule of Investments
December 31, 2000 (Continued)


Security                           Face Amount          Value
-------------------------------------------------------------

TRANSPORTATION (Continued)
-------------------------------------------------------------
Union Pacific Corp.
  6.79%,  11/09/07                  $1,000,000   $    996,687
-------------------------------------------------------------
                                                    5,294,558
-------------------------------------------------------------

TOTAL CORPORATE BONDS & NOTES
(Cost: $162,569,593)                              159,944,187
-------------------------------------------------------------

FOREIGN GOVERNMENT BONDS & NOTES++ - 2.58%

-------------------------------------------------------------

British Columbia (Province of)
  6.50%,  01/15/26                   1,000,000        954,552
Chile (Republic of)
  6.88%,  04/28/09                   1,000,000        971,290
Corp. Andina de Fomento
  7.75%,  03/01/04                   2,000,000      2,050,070
Hydro Quebec
  8.40%,  01/15/22                   2,000,000      2,292,974
Mexico Government International
  Bond
  9.88%,  01/15/07                   1,000,000      1,062,500
  11.50%,  05/15/26                  1,000,000      1,215,000
Ontario (Province of)
  7.63%,  06/22/04                     750,000        789,599
  7.75%,  06/04/02                   1,300,000      1,332,752
Quebec (Province of)
  5.75%,  02/15/09                   1,000,000        965,336
-------------------------------------------------------------

TOTAL FOREIGN GOVERNMENT BONDS &
NOTES
(Cost: $11,621,784)                                11,634,073
-------------------------------------------------------------

U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 59.59%

U.S. GOVERNMENT AGENCY BONDS AND NOTES - 17.06%
-------------------------------------------------------------
Federal Home Loan Bank
  5.02%,  02/11/02                   3,500,000      3,474,131
  5.13%,  09/15/03                   2,500,000      2,470,665
  5.40%,  01/15/03                   1,500,000      1,494,561
  5.50%,  01/21/03                   1,000,000        998,251
  5.95%,  07/28/08                   3,500,000      3,496,451
  6.09%,  06/02/06                   1,500,000      1,521,013
  6.13%,  08/15/03                   1,000,000      1,012,747
  6.61%,  06/09/04                   3,000,000      2,997,663
  6.75%,  02/15/02                   1,000,000      1,011,092
  6.88%,  08/15/03                   1,000,000      1,030,765
  7.38%,  05/15/03                   1,000,000      1,039,166
Federal Home Loan Mortgage
  Corporation
  5.00%,  01/15/04                   5,000,000      4,913,870
  5.13%,  10/15/08                   3,400,000      3,216,866
  5.50%,  05/15/02                   1,000,000        998,174
  5.63%,  02/20/04                   1,000,000        989,401
  5.75%,  04/15/08                   2,000,000      1,980,820
  5.75%,  03/15/09                     500,000        490,766
  5.90%,  05/04/04                   3,500,000      3,474,334
  6.30%,  06/01/04                  $1,000,000  $    997,400
  6.75%,  09/15/29                   3,000,000      3,195,825
  7.00%,  02/15/03                   2,000,000      2,055,544
  7.00%,  07/15/05                   1,000,000      1,049,477
  7.09%,  11/24/06                   1,000,000        999,654
Federal National Mortgage
  Association
  0.00%,  06/01/17                   1,000,000        366,171
  5.13%,  02/13/04                   3,104,000      3,067,407
  5.25%,  01/15/09                   1,000,000        952,754
  5.38%,  03/15/02                   1,000,000        996,435
  5.88%,  04/23/04                     600,000        595,441
  6.00%,  05/15/08                   1,000,000      1,003,762
  6.25%,  05/15/29                   2,000,000      2,010,206
  6.26%,  02/25/09                   5,000,000      4,926,205
  6.38%,  06/15/09                     394,000        403,472
  6.45%,  02/14/02                   1,000,000      1,000,147
  6.80%,  01/10/03                   1,400,000      1,431,913
  7.00%,  07/15/05                   1,000,000      1,049,477
  7.13%,  03/15/07                   1,000,000      1,066,890
  7.13%,  06/15/10                   2,000,000      2,165,722
  7.13%,  01/15/30                     887,000        990,061
  7.55%,  04/22/02                   3,000,000      3,070,326
Financing Corp.
  8.60%,  09/26/19                   2,150,000      2,693,752
  9.65%,  11/02/18                     500,000        680,369
Tennessee Valley Authority
  6.00%,  03/15/13                   1,000,000        990,184
  6.13%,  07/15/03                     500,000        502,782
  6.25%,  12/15/17                     600,000        588,919
  6.88%,  12/15/43                   1,000,000        954,810
  7.13%,  05/01/30                     450,000        502,437
-------------------------------------------------------------
                                                   76,918,278
-------------------------------------------------------------

U.S. GOVERNMENT SECURITIES - 42.53%
-------------------------------------------------------------
U.S. Treasury Bonds
  5.25%,  02/15/29                     700,000        672,109
  5.50%,  08/15/28                   2,800,000      2,778,339
  6.00%,  02/15/26                   1,200,000      1,264,384
  6.13%,  11/15/27                   1,600,000      1,722,115
  6.13%,  08/15/29*                    800,000        871,250
  6.25%,  08/15/23                     700,000        757,025
  6.25%,  05/15/30*                  2,800,000      3,125,937
  6.50%,  11/15/26                   1,500,000      1,684,755
  6.63%,  02/15/27                   1,000,000      1,141,910
  7.13%,  02/15/23                   5,200,000      6,195,379
  7.25%,  05/15/16                   4,100,000      4,826,733
  7.50%,  11/15/16                     500,000        603,077
  7.63%,  02/15/07                     500,000        510,664
  7.63%,  02/15/25                   4,300,000      5,442,020
  7.88%,  02/15/21                   2,500,000      3,184,160
  8.00%,  11/15/21                   6,250,000      8,086,912
  8.13%,  08/15/19                   4,850,000      6,268,984
  8.75%,  11/15/08                     500,000        543,711
  8.75%,  05/15/17*                  1,600,000      2,148,187
  8.75%,  05/15/20                   2,300,000      3,155,255
  8.75%,  08/15/20                   2,100,000      2,886,219
  9.13%,  05/15/09                   1,000,000      1,112,500

BOND INDEX MASTER PORTFOLIO
Schedule of Investments
December 31, 2000 (Continued)

Security                            Face Amount         Value
-------------------------------------------------------------

U.S. GOVERNMENT SECURITIES (Continued)
-------------------------------------------------------------
   9.13%,  05/15/18                 $1,500,000   $  2,092,206
   9.25%,  02/15/16                    600,000        827,767
   9.38%,  02/15/06                  1,300,000      1,544,562
   9.88%,  11/15/15                  1,500,000      2,160,579
  10.38%,  11/15/12                  1,300,000      1,671,515
  10.75%,  08/15/05                    550,000        674,653
  11.25%,  02/15/15                    650,000      1,015,777
  11.75%,  11/15/14                    500,000        724,648
  12.00%,  08/15/13                  1,100,000      1,552,891
  12.50%,  08/15/14                    400,000        595,938
  12.75%,  11/15/10                    500,000        657,207
  13.25%,  05/15/14                    850,000      1,298,840
  13.88%,  05/15/11                    600,000        836,672
U.S. Treasury Notes
   4.25%,  11/15/03                  1,500,000      1,464,121
   4.75%,  02/15/04                  2,100,000      2,075,623
   4.75%,  11/15/08                  6,700,000      6,517,056
   5.25%,  05/15/04                  3,700,000      3,712,051
   5.38%,  06/30/03*                 2,250,000      2,262,971
   5.50%,  01/31/03                  2,100,000      2,114,679
   5.50%,  02/28/03                  3,500,000      3,524,990
   5.50%,  03/31/03                  3,000,000      3,023,328
   5.50%,  05/31/03                  1,450,000      1,461,945
   5.50%,  02/15/08                  2,300,000      2,344,151
   5.50%,  05/15/09                    500,000        510,424
   5.63%,  05/15/08                  3,300,000      3,389,664
   5.75%,  11/30/02                  1,600,000      1,615,619
   5.75%,  04/30/03*                 1,000,000      1,012,910
   5.75%,  08/15/03                  2,700,000      2,740,079
   5.75%,  11/15/05                    500,000        516,270
   5.88%,  09/30/02                  1,700,000      1,718,399
   5.88%,  02/15/04                  1,000,000      1,020,467
   5.88%,  11/15/04                  3,500,000      3,591,259
   6.00%,  08/15/04                  2,000,000      2,057,064
   6.00%,  08/15/09                  2,800,000      2,955,361
   6.13%,  08/15/07                  3,300,000      3,474,022
   6.25%,  01/31/02                  1,000,000      1,007,990
   6.25%,  02/28/02                  1,500,000      1,513,679
   6.25%,  06/30/02                  3,000,000      3,039,765
   6.25%,  02/15/03                  3,800,000      3,881,301
   6.25%,  02/15/07                  2,500,000      2,641,893
   6.38%,  01/31/02                  2,000,000      2,018,154
   6.38%,  04/30/02                  1,000,000      1,012,583
   6.38%,  08/15/02                  4,700,000      4,780,831
   6.50%,  02/28/02                  2,500,000      2,530,030
   6.50%,  03/31/02                  4,000,000      4,050,464
   6.50%,  05/31/02*                 1,000,000      1,015,157
   6.50%,  05/15/05*                 3,000,000      3,165,387
   6.50%,  08/15/05*                 1,900,000      2,008,995
   6.50%,  10/15/06*                 2,600,000      2,774,892
   6.50%,  02/15/10                  1,800,000      1,970,014
   6.63%,  03/31/02                  1,000,000      1,014,437
   6.63%,  04/30/02                  2,800,000      2,844,190
   6.63%,  05/15/07                  1,000,000      1,078,625
   6.75%,  05/15/05                  1,500,000      1,596,605
   6.88%,  05/15/06                    600,000        649,172
   7.00%,  07/15/06                  1,900,000      2,068,534
   7.25%,  08/15/04                 $8,950,000   $  9,566,539
   7.50%,  05/15/02                  3,000,000      3,083,733
   7.50%,  02/15/05*                 1,300,000      1,413,870
   7.88%,  11/15/04                  3,000,000      3,283,476
-------------------------------------------------------------
                                                  191,747,649
-------------------------------------------------------------

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(Cost: $262,531,198)                              268,665,927
-------------------------------------------------------------

SHORT TERM INSTRUMENTS - 5.13%

-------------------------------------------------------------
Federal Home Loan Mortgage
  Corporation Discount Note
  6.51%,  01/16/01+                  2,994,337      2,994,337
Goldman Sachs Financial Square
  Prime Obligation Fund+             7,038,433      7,038,433
Providian Temp Cash Money
  Market Fund+                       5,713,203      5,713,203
Short Term Investment Company
  Liquid Assets Portfolio+           7,378,275      7,378,275
-------------------------------------------------------------

TOTAL SHORT TERM INSTRUMENTS
(Cost: $23,124,248)                                23,124,248
-------------------------------------------------------------

REPURCHASE AGREEMENT - 0.73%

-------------------------------------------------------------
Investors Bank & Trust Tri Party
 Repurchase Agreement, dated
 12/29/00, due 01/02/01, with a
 maturity value of $3,289,129 and
 an effective yield of 5.73%.        3,287,036      3,287,036
-------------------------------------------------------------

TOTAL REPURCHASE AGREEMENT
(Cost: $3,287,036)                                  3,287,036
-------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES - 103.50%
(Cost $463,133,859)                               466,655,471
-------------------------------------------------------------

Other Assets, Less Liabilities - (3.50%)          (15,776,838)
-------------------------------------------------------------

NET ASSETS - 100.00%                             $450,878,633
=============================================================


*  Denotes all or part of security on loan. See Note 4.
+ Represents investment of collateral received from securities lending transactions. See Note 4.
++ Investment is denominated in U.S. Dollars.

The accompanying notes are an integral part of these financial statements.

MONEY MARKET MASTER PORTFOLIO
Schedule of Investments
December 31, 2000


Security                             Face Amount          Value
---------------------------------------------------------------

ASSET BACKED SECURITIES - 0.64%

---------------------------------------------------------------
AmeriCredit Corp.
  6.89%,  06/05/01                   $ 1,524,418   $  1,524,418
Associates Automobile 2000-1 "A-1"
  6.85%,  06/15/01                     1,775,896      1,775,896
---------------------------------------------------------------

TOTAL ASSET BACKED SECURITIES
(Cost: $3,300,314)                                    3,300,314
---------------------------------------------------------------

CERTIFICATES OF DEPOSIT - 4.58%

---------------------------------------------------------------
Banque National de Paris
  6.99%,  05/02/01                     3,500,000      3,499,889
Bayerische Hypo-Und Vereinsbank AG
  7.00%,  05/02/01                     3,500,000      3,499,778
Deutsche Bank AG
  6.66%,  03/08/01                     5,000,000      4,999,645
  6.70%,  03/14/01                     6,500,000      6,499,375
Societe Generale
  6.90%,  03/29/01                     5,000,000      4,999,538
---------------------------------------------------------------

TOTAL CERTIFICATES OF DEPOSIT
(Cost: $23,498,225)                                  23,498,225
---------------------------------------------------------------

COMMERCIAL PAPER - 54.29%

---------------------------------------------------------------
Alpine Securitization Corp.
  6.62%,  01/19/01                     5,000,000      4,981,610
Amstel Funding Corp.
  6.34%,  03/23/01                     1,475,000      1,453,440
  6.51%,  03/29/01                    10,000,000      9,838,935
  6.61%,  02/08/01                     5,000,000      4,963,278
  6.65%,  02/07/01                     5,000,000      4,963,939
British Telecommunications PLC
  6.57%,  02/12/01                     5,000,000      4,959,850
Corporate Asset Funding Co.
  6.56%,  01/22/01                     7,000,000      6,970,663
Countrywide Home Loans Inc.
  6.59%,  01/05/01                    15,000,000     14,983,525
Dorada Finance Inc.
  6.50%,  03/12/01                    10,000,000      9,870,000
Edison Asset Securitization
  6.60%,  01/22/01                    10,000,000      9,957,833
Enterprise Funding Corp.
  6.53%,  02/02/01                     1,025,000      1,018,679
Falcon Asset Securitization Corp.
  6.60%,  01/19/01                     5,000,000      4,981,667
  6.61%,  01/24/01                    10,000,000      9,954,097
Forrestal Funding Corp.
  6.53%,  02/27/01                     3,000,000      2,967,919
  6.53%,  02/23/01                     5,000,000      4,950,118
  6.54%,  02/26/01                    10,000,000      9,894,633
General Electric Capital Corp.
  6.56%,  01/29/01                     5,000,000      4,972,667
General Electric Financial
  Assurance Holding
  6.55%,  01/02/01                   $13,422,000   $ 13,414,674
Intrepid Funding
  6.52%,  03/13/01                     4,862,000      4,797,719
Invensys PLC
  6.55%,  01/30/01                     5,000,000      4,971,798
Jupiter Securitization Corp.
  6.59%,  02/12/01                     5,452,000      5,408,087
  6.63%,  01/18/01                    10,000,000      9,965,008
  6.66%,  01/22/01                    10,000,000      9,957,450
K2 USA LLC
  6.50%,  03/07/01                     5,000,000      4,939,514
Lexington Parker Capital Corp.
  6.52%,  03/01/01                     5,000,000      4,944,762
Liberty Street Funding Corp.
  6.51%,  02/16/01                    10,000,000      9,913,200
  6.56%, 01/18/01                      5,000,000      4,982,689
Moat Funding LLC
  6.53%,  03/27/01                     5,000,000      4,921,156
  6.55%,  02/27/01                     3,240,000      3,205,219
  6.55%,  01/29/01                     5,000,000      4,972,708
  6.56%,  01/25/01                     5,000,000      4,976,311
Monte Rosa Capital Corp.
  6.50%,  02/06/01                     5,442,000      5,404,662
Morgan Stanley Dean Witter & Co.
  6.65%,  01/12/01                    10,000,000      9,975,986
Receivables Capital Corp.
  6.60%,  01/23/01                     5,000,000      4,978,000
Sigma Finance Inc.
  6.48%,  05/01/01                     5,000,000      4,890,200
Silver Tower US Funding LLC
  6.53%,  03/27/01                     2,000,000      1,968,463
  6.54%,  02/07/01                     3,500,000      3,475,202
  6.56%,  02/27/01                     7,660,000      7,577,646
Special Purpose Accounts Receivable
  Corp.
  6.52%,  03/06/01                    10,000,000      9,880,467
Thames Asset Global Securitization
  Inc.
  6.56%,  02/05/01                    16,416,000     16,305,320
  6.58%,  02/05/01                     2,637,000      2,619,166
Three Rivers Funding Corp.
  6.63%,  01/17/01                     8,596,000      8,567,504
---------------------------------------------------------------

TOTAL COMMERCIAL PAPER
(Cost: $278,695,764)                                278,695,764
---------------------------------------------------------------

TIME DEPOSITS - 3.51%

---------------------------------------------------------------
Societe Generale
  6.63%,  01/02/01                    18,000,000     18,000,000
---------------------------------------------------------------

TOTAL TIME DEPOSITS
(Cost: $18,000,000)                                  18,000,000
---------------------------------------------------------------

MONEY MARKET MASTER PORTFOLIO
Schedule of Investments
December 31, 2000 (Continued)


Security                             Face Amount          Value
---------------------------------------------------------------

VARIABLE & FLOATING RATE NOTES - 30.74%

---------------------------------------------------------------
Associates Corp. of North America
  6.58%,  06/15/04                   $15,000,000   $ 14,996,866
Associates Manufactured Housing
  Certificates
  6.85%,  07/15/30                     4,267,481      4,267,481
AT & T Corp.
  6.82%,  07/13/01                    15,000,000     15,000,000
Bank of America NA
  6.65%,  04/27/01                     5,000,000      5,000,000
Bank One Corp.
  6.95%,  08/09/01                    10,000,000     10,011,189
Bayerische Landesbank
  6.57%,  02/28/01                     5,000,000      4,999,600
  6.61%,  09/19/01                     2,500,000      2,498,757
CIT Equipment Collateral
  6.68%,  03/20/01                    10,000,000     10,000,000
CIT Group Holdings Inc.
  6.60%,  02/14/01                     3,000,000      2,999,185
  6.97%,  07/09/01                     2,500,000      2,498,715
Comerica Bank
  6.85%,  05/16/01                     9,970,000      9,973,866
FBNA US Bank
  6.68%,  07/23/01                    10,000,000     10,000,000
First Union Corp.
  6.90%,  10/30/01                     8,000,000      8,006,988
First Union National Bank
  6.64%,  05/29/01                     5,000,000      5,000,000
Ford Motor Credit Co.
  6.97%,  07/16/01                    10,000,000     10,007,683
General Motors Acceptance Corp.
  6.95%,  08/06/01                     7,500,000      7,508,618
Lexington Parker Capital Corp.
  6.66%,  01/25/01                    10,000,000      9,999,929
Monet Trust "A2"
  6.53%,  09/27/01                    15,000,000     15,000,000
SMM Trust 2000-E
  6.73%,  03/14/01                     5,000,000      5,000,000
Special Purpose Accounts Receivable
  Corp.
  6.65%,  01/05/01                     5,000,000      5,000,000
---------------------------------------------------------------

TOTAL VARIABLE & FLOATING RATE NOTES
(Cost: $157,768,877)                                157,768,877
---------------------------------------------------------------

REPURCHASE AGREEMENTS - 5.81%

---------------------------------------------------------------
Goldman Sachs Tri Party Repurchase
  Agreement, dated 12/29/00,
  due 01/02/01, with a maturity
  value of $14,847,551 and an
  effective yield of 6.40%.          $14,837,000   $ 14,837,000
Investors Bank & Trust Tri Party
  Repurchase Agreement, dated
  12/29/00, due 01/02/01, with a
  maturity value of $632 and an
  effective yield of 5.73%.                  632            632
Merrill Lynch Tri Party Repurchase
  Agreement, dated 12/29/00, due
  01/02/01, with a maturity value of
  $15,010,833 and an effective
  yield of 6.50%.                     15,000,000     15,000,000
---------------------------------------------------------------

TOTAL REPURCHASE AGREEMENTS
(Cost: $29,837,632)                                  29,837,632
---------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES - 99.57%
(Cost $511,100,812)                                 511,100,812
---------------------------------------------------------------

Other Assets, Less Liabilities - 0.43%                2,196,373
---------------------------------------------------------------

NET ASSETS - 100.00%                               $513,297,185
===============================================================

The accompanying notes are an integral part of these financial statements.

S&P 500 INDEX MASTER PORTFOLIO
Schedule of Investments
December 31, 2000

Security                                 Shares            Value
----------------------------------------------------------------

COMMON STOCKS - 98.11%

ADVERTISING - 0.23%
----------------------------------------------------------------
Interpublic Group of Companies
  Inc.                                   82,980   $    3,531,836
Omnicom Group Inc.*                      47,726        3,955,292
----------------------------------------------------------------
                                                       7,487,128
----------------------------------------------------------------

AEROSPACE/DEFENSE - 1.53%
----------------------------------------------------------------
Boeing Co.                              239,661       15,817,626
General Dynamics Corp.                   53,766        4,193,748
Goodrich (B.F.) Co.                      27,496        1,000,167
Honeywell International Inc.            215,192       10,181,272
Lockheed Martin Corp.                   116,152        3,943,360
Northrop Grumman Corp.                   19,325        1,603,975
Raytheon Co. "B"                         91,716        2,848,928
United Technologies Corp.               126,426        9,940,244
----------------------------------------------------------------
                                                      49,529,320
----------------------------------------------------------------

AIRLINES - 0.26%
----------------------------------------------------------------
AMR Corp.+                               40,730        1,596,107
Delta Air Lines Inc.                     33,183        1,665,372
Southwest Airlines Co.                  135,467        4,542,209
US Airways Group Inc.+                   18,173          737,142
----------------------------------------------------------------
                                                       8,540,830
----------------------------------------------------------------

APPAREL - 0.19%
----------------------------------------------------------------
Liz Claiborne Inc.                       14,054          584,998
Nike Inc. "B"                            72,886        4,067,950
Reebok International Ltd.+               15,441          422,157
VF Corp.                                 30,647        1,110,647
----------------------------------------------------------------
                                                       6,185,752
----------------------------------------------------------------

AUTO MANUFACTURERS - 0.65%
----------------------------------------------------------------
Ford Motor Company                      505,692       11,852,156
General Motors Corp. "A"                152,432        7,764,505
Navistar International Corp.+            16,072          420,886
PACCAR Inc.                              20,643        1,016,668
----------------------------------------------------------------
                                                      21,054,215
----------------------------------------------------------------

AUTO PARTS & EQUIPMENT - 0.16%
----------------------------------------------------------------
Cooper Tire & Rubber Co.                 19,587          208,112
Dana Corp.                               39,873          610,555
Delphi Automotive Systems Corp.         151,018        1,698,953
Goodyear Tire & Rubber Co.               42,493          976,914
TRW Inc.                                 33,540        1,299,675
Visteon Corp.                            35,355          406,583
----------------------------------------------------------------
                                                       5,200,792
----------------------------------------------------------------

BANKS - 5.90%
----------------------------------------------------------------
AmSouth Bancorp                         101,274        1,544,429
Bank of America Corp.                   439,187       20,147,704
Bank of New York Co. Inc.               199,882       11,030,988
Bank One Corp.                          312,146       11,432,347
BB&T Corp.                              107,040        3,993,930
Charter One Financial Inc.               56,106        1,620,061
Chase Manhattan Corp.                   353,607       16,067,018
Comerica Inc.                            42,305        2,511,859
Fifth Third Bancorp                     124,672        7,449,152
First Union Corp.                       264,408        7,353,848
Firstar Corp.                           256,386        5,960,975
FleetBoston Financial Corp.             244,164        9,171,410
Golden West Financial Corp.              42,705        2,882,587
Huntington Bancshares Inc.               67,709        1,096,039
KeyCorp                                 114,832        3,215,296
Mellon Financial Corp.                  131,742        6,480,060
National City Corp.                     164,158        4,719,542
Northern Trust Corp.                     59,804        4,877,764
Old Kent Financial Corp.                 37,400        1,636,250
PNC Financial Services Group             77,995        5,698,510
Regions Financial Corp.                  59,797        1,633,206
SouthTrust Corp.                         45,482        1,850,549
State Street Corp.                       43,573        5,412,202
Summit Bancorp                           47,130        1,799,777
SunTrust Banks Inc.                      79,856        5,030,928
Synovus Financial Corp.                  76,781        2,068,288
Union Planters Corp.                     36,412        1,301,729
US Bancorp Inc.                         203,241        5,932,097
Wachovia Corp.                           54,873        3,189,493
Washington Mutual Inc.                  145,477        7,719,373
Wells Fargo & Company                   461,170       25,681,404
----------------------------------------------------------------
                                                     190,508,815
----------------------------------------------------------------

BEVERAGES - 2.33%
----------------------------------------------------------------
Anheuser-Busch Companies Inc.           243,386       11,074,063
Brown-Forman Corp. "B"                   18,470        1,228,255
Coca-Cola Co.                           669,145       40,776,023
Coca-Cola Enterprises Inc.*             112,735        2,141,965
Coors (Adolf) Company "B"                10,003          803,366
PepsiCo Inc.                            389,605       19,309,798
----------------------------------------------------------------
                                                      75,333,470
----------------------------------------------------------------

BIOTECHNOLOGY - 0.86%
----------------------------------------------------------------
Amgen Inc.+                             278,742       17,822,067
Applera Corp. - Applied
   Biosystems Group                      56,733        5,336,448
Biogen Inc.+                             39,988        2,401,779
Chiron Corp.+                            51,620        2,297,090
----------------------------------------------------------------
                                                      27,857,384
----------------------------------------------------------------

BUILDING MATERIALS - 0.14%
----------------------------------------------------------------
Masco Corp.                             120,443        3,093,880
Vulcan Materials Co.                     27,248        1,304,498
----------------------------------------------------------------
                                                       4,398,378
----------------------------------------------------------------

CHEMICALS - 1.13%
----------------------------------------------------------------
Air Products & Chemicals Inc.            61,830        2,535,030
Ashland Inc.                             18,960          680,474
Dow Chemical Co.                        183,033        6,703,584
Du Pont (E.I.) de Nemours               281,420       13,596,104

S&P 500 INDEX MASTER PORTFOLIO
Schedule of Investments
December 31, 2000 (Continued)


Security                                 Shares            Value
----------------------------------------------------------------

CHEMICALS (Continued)
----------------------------------------------------------------
Eastman Chemical Co.                     20,711   $    1,009,661
Engelhard Corp.                          34,520          703,345
Great Lakes Chemical Corp.               13,575          504,820
Hercules Inc.                            28,930          551,478
PPG Industries Inc.                      45,624        2,112,962
Praxair Inc.                             42,824        1,900,315
Rohm & Haas Co. "A"                      59,282        2,152,678
Sherwin-Williams Co.                     43,387        1,141,620
Sigma-Aldrich Corp.                      20,748          815,656
Union Carbide Corp.                      36,557        1,967,224
----------------------------------------------------------------
                                                      36,374,951
----------------------------------------------------------------

COMMERCIAL SERVICES - 0.60%
----------------------------------------------------------------
Block (H & R) Inc.                       24,704        1,022,128
Cendant Corp.+                          196,668        1,892,934
Convergys Corp.+                         41,599        1,884,955
Deluxe Corp.*                            19,610          495,545
Donnelley (R.R.) & Sons Co.*             32,943          889,461
Ecolab Inc.                              34,299        1,481,288
Equifax Inc.                             38,271        1,097,899
McKesson HBOC Inc.                       76,669        2,751,650
Moody's Corp.                            43,833        1,125,960
Paychex Inc.                            100,434        4,883,603
Quintiles Transnational Corp.+           31,124          651,659
Robert Half International Inc.+          47,930        1,270,145
----------------------------------------------------------------
                                                      19,447,227
----------------------------------------------------------------

COMPUTERS - 7.64%
----------------------------------------------------------------
Apple Computer Inc.+                     87,659        1,303,928
Ceridian Corp.+                          39,354          784,620
Cisco Systems Inc.+                   1,942,161       74,287,658
Compaq Computer Corp.                   458,720        6,903,736
Computer Sciences Corp.+                 45,447        2,732,501
Dell Computer Corp.+                    698,011       12,171,567
Electronic Data Systems Corp.           126,163        7,285,913
EMC Corp.+                              590,418       39,262,797
Gateway Inc.+                            87,219        1,569,070
Hewlett-Packard Co.                     533,570       16,840,803
International Business Machines Corp.   473,443       40,242,655
Lexmark International Group Inc. "A"+    34,335        1,521,470
NCR Corp.+                               26,030        1,278,724
Network Appliance Inc.+                  85,236        5,475,081
Sapient Corp.+                           32,694          390,285
Sun Microsystems Inc.+                  868,862       24,219,528
Unisys Corp.+                            84,424        1,234,701
Veritas Software Corp.+                 105,298        9,213,575
----------------------------------------------------------------
                                                     246,718,612
----------------------------------------------------------------

COSMETICS / PERSONAL CARE - 1.93%
----------------------------------------------------------------
Alberto-Culver Co. "B"                   15,156          648,866
Avon Products Inc.                       64,224        3,074,724
Colgate-Palmolive Co.                   154,390        9,965,874
Gillette Co.                            284,199       10,266,689
International Flavors & Fragrances
  Inc.                                   26,389   $      536,027
Kimberly-Clark Corp.                    143,986       10,178,370
Procter & Gamble Co.                    351,786       27,593,214
----------------------------------------------------------------
                                                      62,263,764
----------------------------------------------------------------

DISTRIBUTION / WHOLESALE - 0.22%
----------------------------------------------------------------
Costco Wholesale Corp.+                 120,694        4,820,217
Genuine Parts Co.                        46,718        1,223,428
Grainger (W.W.) Inc.                     25,347          925,165
----------------------------------------------------------------
                                                       6,968,810
----------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES - 6.93%
----------------------------------------------------------------
American Express Co.                    358,880       19,715,970
Bear Stearns Companies Inc.              28,760        1,457,773
Capital One Financial Corp.              53,158        3,498,461
CIT Group Inc. (The)                     70,714        1,423,119
Citigroup Inc.                        1,356,413       69,261,825
Countrywide Credit Industries Inc.       30,845        1,549,961
Fannie Mae                              271,787       23,577,522
Franklin Resources Inc.                  65,788        2,506,523
Freddie Mac                             187,588       12,920,124
Household International Inc.            127,064        6,988,520
Lehman Brothers Holdings Inc.            64,374        4,353,292
MBNA Corp.                              229,838        8,489,641
Merrill Lynch & Co. Inc.                218,606       14,906,197
Morgan (J.P.) & Co. Inc.                 43,284        7,163,502
Morgan Stanley Dean Witter & Co.        302,376       23,963,298
Price (T. Rowe) Group Inc.               32,773        1,385,171
Providian Financial Corp.                77,208        4,439,460
Schwab (Charles) Corp.                  373,299       10,592,359
Stilwell Financial Inc.                  60,038        2,367,749
USA Education Inc.*                      44,351        3,015,868
----------------------------------------------------------------
                                                     223,576,335
----------------------------------------------------------------

ELECTRIC - 2.57%
----------------------------------------------------------------
AES Corp.+*                             123,745        6,852,379
Allegheny Energy Inc.                    29,790        1,435,506
Ameren Corp.                             37,076        1,717,082
American Electric Power Inc.             86,829        4,037,548
Calpine Corp.+*                          76,020        3,425,651
Cinergy Corp.                            42,969        1,509,286
CMS Energy Corp.                         32,597        1,032,917
Consolidated Edison Inc.                 57,137        2,199,774
Constellation Energy Group Inc.          40,673        1,832,827
Dominion Resources Inc.                  64,546        4,324,582
DTE Energy Co.                           38,560        1,501,430
Duke Energy Corp.                        99,504        8,482,716
Edison International                     87,885        1,373,203
Entergy Corp.                            60,091        2,542,600
Exelon Corp.                             85,944        6,034,128
FirstEnergy Corp.                        60,846        1,920,452
FPL Group Inc.                           47,661        3,419,677
GPU Inc.                                 32,767        1,206,235
Niagara Mohawk Holdings Inc.+            43,287          722,352
NiSource Inc.                            54,936        1,689,282

S&P 500 INDEX MASTER PORTFOLIO
Schedule of Investments
December 31, 2000 (Continued)


Security                                 Shares            Value
----------------------------------------------------------------

ELECTRIC (Continued)
----------------------------------------------------------------
PG&E Corp.                              104,512    $   2,090,240
Pinnacle West Capital Corp.              22,869        1,089,136
PP&L Resources Inc.                      39,091        1,766,425
Progress Energy Inc.                     55,441        2,727,004
Public Service Enterprise Group Inc.     57,793        2,810,185
Reliant Energy Inc.                      79,444        3,440,918
Southern Co.                            182,313        6,061,907
TXU Corporation                          69,642        3,086,011
Xcel Energy Inc.                         91,915        2,671,280
----------------------------------------------------------------
                                                      83,002,733
----------------------------------------------------------------

ELECTRICAL COMPONENTS & EQUIPMENT - 0.39%
----------------------------------------------------------------
American Power Conversion Corp.+         52,536          650,133
Emerson Electric Co.                    115,216        9,080,461
Molex Inc.*                              52,747        1,872,518
Power-One Inc.+                          21,140          831,066
----------------------------------------------------------------
                                                      12,434,178
----------------------------------------------------------------

ELECTRONICS - 0.76%
----------------------------------------------------------------
Agilent Technologies Inc.+              122,221        6,691,600
Johnson Controls Inc.                    23,173        1,204,996
Millipore Corp.                          12,550          790,650
Parker Hannifin Corp.                    31,437        1,387,158
PerkinElmer Inc.                         13,472        1,414,560
Sanmina Corp.+                           40,918        3,135,342
Solectron Corp.+                        171,835        5,825,206
Symbol Technologies Inc.*                39,560        1,424,160
Tektronix Inc.                           25,464          857,819
Thermo Electron Corp.+                   48,488        1,442,518
Thomas & Betts Corp.                     15,653          253,383
----------------------------------------------------------------
                                                      24,427,392
----------------------------------------------------------------

ENGINEERING & CONSTRUCTION - 0.02%
----------------------------------------------------------------
Fluor Corp.+                             20,409          674,784
----------------------------------------------------------------
                                                         674,784
----------------------------------------------------------------

ENVIRONMENTAL CONTROL - 0.17%
----------------------------------------------------------------
Allied Waste Industries Inc.+            53,109          773,400
Waste Management Inc.                   167,795        4,656,311
----------------------------------------------------------------
                                                       5,429,711
----------------------------------------------------------------

FOOD - 2.21%
----------------------------------------------------------------
Albertson's Inc.                        113,551        3,009,102
Archer-Daniels-Midland Co.              170,909        2,563,635
Campbell Soup Co.                       113,591        3,933,088
ConAgra Foods Inc.                      143,913        3,741,738
General Mills Inc.                       76,322        3,401,099
Heinz (H.J.) Co.                         93,628        4,441,478
Hershey Foods Corp.                      36,745        2,365,459
Kellogg Co.                             109,503        2,874,454
Kroger Co.+                             222,137        6,011,583
Quaker Oats Co.                          35,422        3,449,217
Ralston Purina Group                     82,774        2,162,471
Safeway Inc.+                           135,259    $   8,453,687
Sara Lee Corp.                          224,963        5,525,654
SUPERVALU Inc.                           35,681          495,074
Sysco Corp.                             180,340        5,410,200
Unilever NV - NY Shares                 154,234        9,707,102
Winn-Dixie Stores Inc.                   37,681          730,069
Wrigley (William Jr.) Co.                30,495        2,921,802
----------------------------------------------------------------
                                                      71,196,912
----------------------------------------------------------------

FOREST PRODUCTS & PAPER - 0.46%
----------------------------------------------------------------
Boise Cascade Corp.                      15,546          522,734
Georgia-Pacific Corp.                    60,580        1,885,553
International Paper Co.                 129,866        5,300,156
Louisiana-Pacific Corp.                  28,087          284,381
Mead Corp.                               27,097          850,168
Potlatch Corp.                            7,722          259,170
Temple-Inland Inc.                       13,318          714,178
Westvaco Corp.                           27,182          793,375
Weyerhaeuser Co.                         59,063        2,997,447
Willamette Industries Inc.               29,592        1,388,975
----------------------------------------------------------------
                                                      14,996,137
----------------------------------------------------------------

GAS - 0.13%
----------------------------------------------------------------
KeySpan Corp.                            36,383        1,541,730
NICOR Inc.                               12,349          533,322
ONEOK Inc.                                7,933          382,271
Peoples Energy Corp.                      9,565          428,034
Sempra Energy                            55,125        1,281,656
----------------------------------------------------------------
                                                       4,167,013
----------------------------------------------------------------

HAND / MACHINE TOOLS - 0.06%
----------------------------------------------------------------
Black & Decker Corp.                     21,874          858,554
Snap-On Inc.                             15,751          439,059
Stanley Works (The)                      23,180          722,926
----------------------------------------------------------------
                                                       2,020,539
----------------------------------------------------------------

HEALTH CARE - 3.16%
----------------------------------------------------------------
Bard (C.R.) Inc.                         13,767          641,026
Bausch & Lomb Inc.                       14,470          585,131
Baxter International Inc.                79,351        7,007,685
Becton Dickinson & Co.                   68,305        2,365,061
Biomet Inc.                              48,040        1,906,588
Boston Scientific Corp.+                109,427        1,497,782
Guidant Corp.+                           83,030        4,478,431
HCA - The Healthcare Company            149,084        6,561,187
Healthsouth Corp.+                      104,309        1,701,541
Humana Inc.+                             45,699          696,910
Johnson & Johnson                       375,118       39,410,835
Manor Care Inc.+                         27,629          569,848
Medtronic Inc.                          324,222       19,574,903
St. Jude Medical Inc.+                   22,905        1,407,226
Stryker Corp.                            52,720        2,667,105
Tenet Healthcare Corp.                   85,498        3,799,317
UnitedHealth Group Inc.                  86,056        5,281,687

S&P 500 INDEX MASTER PORTFOLIO
Schedule of Investments
December 31, 2000 (Continued)


Security                                 Shares            Value
----------------------------------------------------------------

HEALTH CARE (Continued)
----------------------------------------------------------------
Wellpoint Health Networks Inc.+          16,800    $   1,936,200
----------------------------------------------------------------
                                                     102,088,463
----------------------------------------------------------------

HOME BUILDERS - 0.05%
----------------------------------------------------------------
Centex Corp.                             15,950          599,122
Kaufman & Broad Home Corp.*              11,567          389,663
Pulte Corp.                              11,041          465,792
----------------------------------------------------------------
                                                       1,454,577
----------------------------------------------------------------

HOME FURNISHINGS - 0.08%
----------------------------------------------------------------
Leggett & Platt Inc.                     52,886        1,001,529
Maytag Corp.                             20,724          669,644
Whirlpool Corp.                          18,034          859,996
----------------------------------------------------------------
                                                       2,531,169
----------------------------------------------------------------

HOUSEHOLD PRODUCTS / WARES - 0.22%
----------------------------------------------------------------
American Greetings Corp. "A"             17,176          162,099
Avery Dennison Corp.                     29,728        1,631,324
Clorox Co.                               63,593        2,257,551
Fortune Brands Inc.                      41,718        1,251,540
Newell Rubbermaid Inc.*                  71,940        1,636,635
Tupperware Corp.                         15,572          318,253
----------------------------------------------------------------
                                                       7,257,402
----------------------------------------------------------------

INSURANCE - 4.34%
----------------------------------------------------------------
Aetna Inc.+                              38,135        1,565,918
AFLAC Inc.                               71,636        5,171,224
Allstate Corp.                          197,398        8,599,150
Ambac Financial Group Inc.               28,395        1,655,783
American General Corp.                   67,912        5,534,828
American International Group Inc.       628,067       61,903,854
AON Corp.                                69,093        2,366,418
Chubb Corp.                              47,246        4,086,779
CIGNA Corp.                              41,490        5,489,127
Cincinnati Financial Corp.               43,415        1,717,606
Conseco Inc.*                            87,774        1,157,520
Hartford Financial Services Group Inc.   60,868        4,298,803
Jefferson-Pilot Corp.                    27,823        2,079,769
Lincoln National Corp.                   51,681        2,445,157
Loews Corp.                              26,619        2,756,730
Marsh & McLennan Companies Inc.          74,304        8,693,568
MBIA Inc.                                26,516        1,965,499
MetLife Inc.                            206,229        7,218,015
MGIC Investment Corp.                    28,810        1,942,874
Progressive Corporation                  19,758        2,047,423
SAFECO Corp.                             34,489        1,133,826
St. Paul Companies Inc.                  58,710        3,188,687
Torchmark Corp.                          34,061        1,309,220
UNUMProvident Corp.                      65,009        1,747,117
----------------------------------------------------------------
                                                     140,074,895
----------------------------------------------------------------

IRON / STEEL - 0.05%
----------------------------------------------------------------
Allegheny Technologies Inc.              21,745          345,202
Nucor Corp.                              20,992    $     833,120
USX-U.S. Steel Group Inc.                23,878          429,804
----------------------------------------------------------------
                                                       1,608,126
----------------------------------------------------------------

LEISURE TIME - 0.31%
----------------------------------------------------------------
Brunswick Corp.                          23,519          386,594
Carnival Corp. "A"                      157,679        4,858,484
Harley-Davidson Inc.                     81,770        3,250,357
Sabre Holdings Corp.                     34,886        1,504,459
----------------------------------------------------------------
                                                       9,999,894
----------------------------------------------------------------

LODGING - 0.20%
----------------------------------------------------------------
Harrah's Entertainment Inc.+             31,522          831,393
Hilton Hotels Corp.                      99,377        1,043,458
Marriott International Inc. "A"*         64,745        2,735,476
Starwood Hotels & Resorts Worldwide
  Inc.                                   52,090        1,836,172
----------------------------------------------------------------
                                                       6,446,499
----------------------------------------------------------------

MACHINERY - 0.45%
----------------------------------------------------------------
Briggs & Stratton Corp.                   5,828          258,618
Caterpillar Inc.                         92,757        4,388,566
Cummins Engine Company Inc.              11,253          426,911
Deere & Co.                              63,260        2,898,099
Dover Corp.                              54,724        2,219,742
Ingersoll-Rand Co.                       43,353        1,815,407
McDermott International Inc.             16,299          175,214
Rockwell International Corp.             49,453        2,355,199
----------------------------------------------------------------
                                                      14,537,756
----------------------------------------------------------------

MANUFACTURERS - 5.74%
----------------------------------------------------------------
Cooper Industries Inc.                   25,167        1,156,109
Crane Co.                                16,374          465,636
Danaher Corp.                            38,309        2,619,378
Eastman Kodak Co.                        80,917        3,186,107
Eaton Corp.                              18,851        1,417,360
FMC Corp.+                                8,237          590,490
General Electric Co.                  2,673,790      128,174,808
Illinois Tool Works Inc.                 81,474        4,852,795
ITT Industries Inc.                      23,730          919,537
Minnesota Mining & Manufacturing Co.    106,482       12,831,081
National Service Industries Inc.         10,994          282,408
Pall Corp.                               33,251          708,662
Textron Inc.                             38,358        1,783,647
Tyco International Ltd.                 471,925       26,191,837
----------------------------------------------------------------
                                                     185,179,855
----------------------------------------------------------------

MEDIA - 3.43%
----------------------------------------------------------------
America Online Inc.+                    630,339       21,935,797
Clear Channel Communications Inc.+      157,745        7,640,773
Comcast Corp. "A"+                      243,587       10,169,757
Dow Jones & Co. Inc.                     23,580        1,335,218
Gannett Co. Inc.                         71,220        4,491,311

S&P 500 INDEX MASTER PORTFOLIO
Schedule of Investments
December 31, 2000 (Continued)


Security                                Shares             Value
----------------------------------------------------------------

MEDIA (Continued)
----------------------------------------------------------------
Harcourt General Inc.                    19,719    $   1,127,927
Knight Ridder Inc.*                      19,794        1,125,784
McGraw-Hill Companies Inc.               52,648        3,086,489
Meredith Corp.                           13,565          436,623
New York Times Co. "A"                   43,940        1,760,346
Time Warner Inc.                        359,396       18,774,847
Tribune Co.                              81,494        3,443,121
Viacom Inc. "B"+                        408,226       19,084,566
Walt Disney Co. (The)                   562,493       16,277,141
----------------------------------------------------------------
                                                     110,689,700
----------------------------------------------------------------

METAL FABRICATE / HARDWARE - 0.01%
----------------------------------------------------------------
Timken Co.                               16,230          245,479
Worthington Industries Inc.              23,154          186,679
----------------------------------------------------------------
                                                         432,158
----------------------------------------------------------------

MINING - 0.52%
----------------------------------------------------------------
Alcan Aluminium Ltd.*                    87,206        2,981,355
Alcoa Inc.                              233,401        7,818,933
Barrick Gold Corp.                      106,829        1,749,859
Freeport-McMoRan Copper & Gold Inc.+     40,178          344,024
Homestake Mining Company                 71,219          298,230
Inco Ltd.+                               48,949          820,385
Newmont Mining Corp.                     45,459          775,644
Phelps Dodge Corp.                       21,233        1,185,067
Placer Dome Inc.                         88,365          850,513
----------------------------------------------------------------
                                                      16,824,010
----------------------------------------------------------------

OFFICE / BUSINESS EQUIPMENT - 0.10%
----------------------------------------------------------------
Pitney Bowes Inc.                        68,067        2,254,719
Xerox Corp.                             180,122          833,064
----------------------------------------------------------------
                                                       3,087,783
----------------------------------------------------------------

OIL & GAS PRODUCERS - 5.83%
----------------------------------------------------------------
Amerada Hess Corp.*                      23,908        1,746,778
Anadarko Petroleum Corp.                 67,153        4,773,235
Apache Corp.                             33,296        2,332,801
Burlington Resources Inc.                58,092        2,933,646
Chevron Corp.                           173,201       14,624,659
Coastal Corp.                            58,300        5,148,619
Conoco Inc.                             168,220        4,867,866
Devon Energy Corp.                       34,670        2,113,830
EOG Resources Inc.                       31,490        1,722,109
Exxon Mobil Corp.                       937,998       81,547,201
Kerr-McGee Corp.                         25,437        1,702,689
Kinder Morgan Inc.                       30,850        1,609,984
Nabors Industries Inc.+                  39,700        2,348,255
Occidental Petroleum Corp.               99,648        2,416,464
Phillips Petroleum Co.                   68,915        3,919,541
Rowan Companies Inc.+                    25,469          687,663
Royal Dutch Petroleum Co. - NY Shares   578,651       35,044,551
Sunoco Inc.                              22,912          771,848
Texaco Inc.                             148,429        9,221,152
Tosco Corp.                              39,073    $   1,326,040
Transocean Sedco Forex Inc.*             56,861        2,615,606
Unocal Corp.                             65,603        2,538,016
USX-Marathon Group Inc.                  83,756        2,324,229
----------------------------------------------------------------
                                                     188,336,782
----------------------------------------------------------------

OIL & GAS SERVICES - 0.63%
----------------------------------------------------------------
Baker Hughes Inc.                        89,597        3,723,875
Halliburton Co.                         119,396        4,328,105
Schlumberger Ltd.                       154,516       12,351,623
----------------------------------------------------------------
                                                      20,403,603
----------------------------------------------------------------

PACKAGING & CONTAINERS - 0.06%
----------------------------------------------------------------
Ball Corp.                                7,697          354,543
Bemis Co.                                14,417          483,871
Pactiv Corp.+                            42,685          528,227
Sealed Air Corp.+*                       22,510          686,555
----------------------------------------------------------------
                                                       2,053,196
----------------------------------------------------------------

PHARMACEUTICALS - 9.71%
----------------------------------------------------------------
Abbott Laboratories                     417,450       20,220,234
Allergan Inc.                            35,489        3,435,779
ALZA Corp.+                              63,902        2,715,835
American Home Products Corp.            353,642       22,473,949
Bristol-Myers Squibb Co.                527,565       39,006,837
Cardinal Health Inc.                     75,379        7,509,633
Forest Laboratories Inc. "A"+            23,640        3,141,165
King Pharmaceuticals Inc.+               45,550        2,354,366
Lilly (Eli) and Company                 304,156       28,305,518
MedImmune Inc.+                          56,850        2,711,034
Merck & Co. Inc.                        622,267       58,259,748
Pfizer Inc.                           1,702,455       78,312,930
Pharmacia Corporation                   348,037       21,230,257
Schering-Plough Corp.                   394,528       22,389,464
Watson Pharmaceuticals Inc.+*            27,705        1,418,150
----------------------------------------------------------------
                                                     313,484,899
----------------------------------------------------------------

PIPELINES - 0.96%
----------------------------------------------------------------
Dynegy Inc. "A"                          87,180        4,887,529
El Paso Energy Corp.*                    62,621        4,485,229
Enron Corp.                             201,467       16,746,944
Williams Companies Inc.                 118,756        4,742,818
----------------------------------------------------------------
                                                      30,862,520
----------------------------------------------------------------

RETAIL - 5.54%
----------------------------------------------------------------
AutoZone Inc.+                           34,349          978,935
Bed Bath & Beyond Inc.+                  76,397        1,709,383
Best Buy Co. Inc.+                       56,024        1,656,210
Circuit City Stores Inc.                 55,363          636,674
Consolidated Stores Corp.+               30,012          318,878
CVS Corp.                               105,736        6,337,552
Darden Restaurants Inc.                  32,221          737,055
Dillards Inc. "A"                        24,928          294,462
Dollar General Corp.*                    88,843        1,676,912
Federated Department Stores Inc.+        54,436        1,905,260

S&P 500 INDEX MASTER PORTFOLIO
Schedule of Investments
December 31, 2000 (Continued)


Security                                 Shares            Value
----------------------------------------------------------------

RETAIL (Continued)
----------------------------------------------------------------
Gap Inc.                                229,285   $    5,846,767
Home Depot Inc.                         624,937       28,551,809
Kmart Corp.+                            130,437          692,947
Kohls Corp.+                             89,512        5,460,232
Limited Inc.                            114,839        1,959,440
Longs Drug Stores Corp.                  10,155          244,989
Lowe's Companies Inc.*                  103,372        4,600,054
May Department Stores Co.                80,303        2,629,923
McDonald's Corp.                        353,866       12,031,444
Nordstrom Inc.                           34,805          633,016
Office Depot Inc.+                       80,282          572,009
Penney (J.C.) Company Inc.               70,710          768,971
RadioShack Corp.                         50,118        2,145,677
Sears, Roebuck and Co.                   90,188        3,134,033
Staples Inc.+*                          122,544        1,447,551
Starbucks Corp.+                         50,485        2,233,961
Target Corp.                            241,613        7,792,019
Tiffany & Co.                            39,351        1,244,475
TJX Companies Inc.                       75,947        2,107,529
Toys R Us Inc.+*                         54,996          917,746
Tricon Global Restaurants Inc.+          39,523        1,304,259
Walgreen Co.                            273,290       11,426,938
Wal-Mart Stores Inc.                  1,205,336       64,033,475
Wendy's International Inc.               30,662          804,878
----------------------------------------------------------------
                                                     178,835,463
----------------------------------------------------------------

SEMICONDUCTORS - 4.19%
----------------------------------------------------------------
Advanced Micro Devices Inc.+             84,513        1,167,336
Altera Corp.+                           106,992        2,815,227
Analog Devices Inc.+                     96,540        4,941,641
Applied Materials Inc.+                 218,827        8,356,456
Applied Micro Circuits Corp.+            80,000        6,003,750
Broadcom Corp. "A"+*                     63,445        5,361,103
Conexant Systems Inc.+                   61,437          944,594
Intel Corp.                           1,816,077       54,595,815
KLA-Tencor Corp.+                        50,191        1,690,809
Linear Technology Corp.                  85,382        3,948,918
LSI Logic Corp.+*                        86,155        1,472,389
Maxim Integrated Products Inc.+          76,769        3,670,518
Micron Technology Inc.+                 153,078        5,434,269
National Semiconductor Corp.+            48,132          968,657
Novellus Systems Inc.+*                  35,515        1,276,320
QLogic Corp.+                            24,710        1,902,670
Teradyne Inc.+                           47,094        1,754,252
Texas Instruments Inc.                  466,814       22,115,313
Vitesse Semiconductor Corp.+             48,450        2,679,891
Xilinx Inc.+                             88,923        4,101,573
----------------------------------------------------------------
                                                     135,201,501
----------------------------------------------------------------

SOFTWARE - 4.85%
----------------------------------------------------------------
Adobe Systems Inc.                       64,874        3,774,856
Autodesk Inc.                            15,621          420,791
Automatic Data Processing Inc.          170,301       10,782,182
BMC Software Inc.+                       66,289          928,046
BroadVision Inc.+                        72,690          858,651
Citrix Systems Inc.+*                    49,929   $    1,123,403
Computer Associates International
  Inc.                                  156,697        3,055,592
Compuware Corp.+                         98,510          615,688
First Data Corp.                        106,631        5,618,121
IMS Health Inc.                          79,227        2,139,129
Intuit Inc.+                             55,620        2,193,514
Mercury Interactive Corp.+               21,839        1,970,970
Microsoft Corp.+                      1,438,869       62,410,943
Novell Inc.+                             88,506          461,891
Oracle Corp.+                         1,510,410       43,896,291
Parametric Technology Corp.+             73,497          987,616
PeopleSoft Inc.+                         77,065        2,865,855
Siebel Systems Inc.+                    115,858        7,849,380
Yahoo! Inc.+*                           150,622        4,544,548
----------------------------------------------------------------
                                                     156,497,467
----------------------------------------------------------------

TELECOMMUNICATION EQUIPMENT - 3.10%
----------------------------------------------------------------
ADC Telecommunications Inc.+            208,227        3,774,108
Andrew Corp.+                            21,902          476,369
Avaya Inc.+                              75,123          774,706
Comverse Technology Inc.+                44,462        4,829,685
JDS Uniphase Corp.+                     259,531       10,819,199
Lucent Technologies Inc.                901,127       12,165,215
Motorola Inc.                           589,407       11,935,492
Nortel Networks Corp.                   835,842       26,799,184
Palm Inc.+                              152,649        4,321,875
QUALCOMM Inc.+                          201,829       16,587,821
Scientific-Atlanta Inc.                  43,553        1,418,195
Tellabs Inc.+                           110,702        6,254,663
----------------------------------------------------------------
                                                     100,156,512
----------------------------------------------------------------

TELECOMMUNICATIONS - 2.56%
----------------------------------------------------------------
Adaptec Inc.+                            26,616          272,814
Cabletron Systems Inc.+                  49,627          747,507
Corning Inc.                            248,114       13,103,521
Global Crossing Ltd.+                   238,948        3,419,943
Nextel Communications Inc. "A"+         205,551        5,087,387
Qwest Communications International
  Inc.+                                 446,893       18,322,613
Sprint Corp. (PCS Group)+*              251,556        5,141,176
Verizon Communications Inc.             728,348       36,508,444
----------------------------------------------------------------
                                                      82,603,405
----------------------------------------------------------------

TELEPHONE - 3.23%
----------------------------------------------------------------
Alltel Corp.                             84,380        5,268,476
AT&T Corp.                            1,012,862       17,535,174
BellSouth Corp.                         504,061       20,634,997
CenturyTel Inc.                          37,988        1,358,071
SBC Communications Inc.                 913,362       43,613,036
Sprint Corp. (FON Group)                238,559        4,845,730
WorldCom Inc.+                          776,832       10,924,200
----------------------------------------------------------------
                                                     104,179,684
================================================================

S&P 500 INDEX MASTER PORTFOLIO
Schedule of Investments
December 31, 2000 (Continued)


                                       Shares or
Security                             Face Amount           Value
----------------------------------------------------------------

TOBACCO - 0.86%
----------------------------------------------------------------
Philip Morris Companies Inc.             600,048  $   26,402,112
UST Inc.                                  44,002       1,234,806
----------------------------------------------------------------
                                                      27,636,918
----------------------------------------------------------------

TOYS / GAMES / HOBBIES - 0.07%
----------------------------------------------------------------
Hasbro Inc.                               46,530         494,381
Mattel Inc.                              115,130       1,662,477
----------------------------------------------------------------
                                                       2,156,858
----------------------------------------------------------------

TRANSPORTATION - 0.38%
----------------------------------------------------------------
Burlington Northern Santa Fe Corp.       106,522       3,015,904
CSX Corp.                                 58,579       1,519,393
FedEx Corp.+                              76,979       3,076,081
Norfolk Southern Corp.                   103,489       1,377,697
Union Pacific Corp.                       66,851       3,392,688
----------------------------------------------------------------
                                                      12,381,763
----------------------------------------------------------------

TRUCKING & LEASING - 0.01%
----------------------------------------------------------------
Ryder System Inc.                         16,205         269,408
----------------------------------------------------------------
                                                         269,408
----------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $2,709,715,389)                             3,167,067,448
----------------------------------------------------------------

SHORT TERM INSTRUMENTS - 1.54%

----------------------------------------------------------------
Federal Home Loan Mortgage
  Corporation Discount Note
  6.51%, 01/16/01+++                 $ 2,797,620       2,797,620
Goldman Sachs Financial Square
  Prime Obligation Fund+++             8,755,795       8,755,795
Providian Temp Cash Money Market
  Fund+++                             10,101,664      10,101,664
Short Term Investment Company
  Liquid Assets Portfolio+++          19,231,511      19,231,511
U.S. Treasury Bill
  5.57%**, 03/22/01++                  9,050,000       8,937,002
----------------------------------------------------------------

TOTAL SHORT TERM INSTRUMENTS
(Cost: $49,819,915)                                   49,823,592
----------------------------------------------------------------

REPURCHASE AGREEMENT - 0.35%

----------------------------------------------------------------
Investors Bank & Trust Tri Party
  Repurchase Agreement, dated
  12/29/00, due 01/02/01, with a
  maturity value of $11,363,024
  and an effective yield of 5.73%.   $11,355,794  $   11,355,794
----------------------------------------------------------------

TOTAL REPURCHASE AGREEMENT
(Cost: $11,355,794)                                   11,355,794
----------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES - 100.00%
(Cost $2,770,891,098)                              3,228,246,834
----------------------------------------------------------------

Other Assets, Less Liabilities - 0.00%                  (157,151)
----------------------------------------------------------------

NET ASSETS - 100.00%                              $3,228,089,683
================================================================

*     Denotes all or part of security on loan. See Note 4.
**    Yield to Maturity.
+     Non-income earning securities.
++ This U.S. Treasury Bill is held in a segregated account in connection with the Master Portfolio's holdings of index futures contracts. See Note 1.
+++ Represents investment of collateral received from securities lending transactions. See Note 4.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2000

                                     Asset Allocation             Bond Index           Money Market       S&P 500 Index
                                     Master Portfolio       Master Portfolio       Master Portfolio    Master Portfolio
-----------------------------------------------------------------------------------------------------------------------
ASSETS
Investments at cost                     $ 391,243,824          $ 463,133,859          $ 511,100,812     $ 2,770,891,098
                                        -------------          -------------          -------------     ---------------
Investments at market value
  (Note 1)                              $ 412,920,246          $ 466,655,471          $ 511,100,812     $ 3,228,246,834
Receivables:
  Investment securities sold               35,103,309                     --                     --          45,101,153
  Dividends and interest                    1,577,962              7,444,062              2,331,967           2,852,727
                                        -------------          -------------          -------------     ---------------
Total Assets                              449,601,517            474,099,533            513,432,779       3,276,200,714
                                        -------------          -------------          -------------     ---------------
LIABILITIES
Payables:
  Investment securities
    purchased                                 561,757                     --                     --           5,992,072
  Due to broker -- variation
    margin                                    145,600                     --                     --             793,723
  Collateral for securities
    loaned (Note 4)                        11,457,413             23,124,248                     --          40,886,590
  Due to BGFA (Note 2)                        405,171                 96,652                135,594             438,646
                                        -------------          -------------          -------------     ---------------
Total Liabilities                          12,569,941             23,220,900                135,594          48,111,031
                                        -------------          -------------          -------------     ---------------
NET ASSETS                              $ 437,031,576          $ 450,878,633          $ 513,297,185     $ 3,228,089,683
                                        =============          =============          =============     ===============
-----------------------------------------------------------------------------------------------------------------------


STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2000

                                     Asset Allocation             Bond Index           Money Market       S&P 500 Index
                                     Master Portfolio       Master Portfolio       Master Portfolio    Master Portfolio
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
  Dividends+                           $    3,659,680         $           --         $           --   $      43,710,718
  Interest++                               12,879,475             30,071,386             27,010,567           6,026,454
                                       --------------         --------------         --------------   -----------------
Total investment income                    16,539,155             30,071,386             27,010,567          49,737,172
                                       --------------         --------------         --------------   -----------------
EXPENSES (Note 2)
  Advisory fees                             1,824,513                353,348                411,596           1,961,851
                                       --------------         --------------         --------------   -----------------
Total expenses                              1,824,513                353,348                411,596           1,961,851
                                       --------------         --------------         --------------   -----------------
Net investment income                      14,714,642             29,718,038             26,598,971          47,775,321
                                       --------------         --------------         --------------   -----------------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain (loss) on
    sale of investments                    61,339,600             (7,866,535)                    22         862,950,326
  Net realized loss on sale of
    futures contracts                      (2,763,872)                    --                     --          (8,196,362)
  Net change in unrealized
    appreciation (depreciation)
    of investments                        (62,746,362)            27,573,231                     --      (1,234,235,819)
  Net change in unrealized
    appreciation (depreciation)
    of futures contracts                     (495,125)                    --                     --         (10,595,675)
                                       --------------         --------------         --------------   -----------------
Net gain (loss) on investments             (4,665,759)            19,706,696                     22        (390,077,530)
                                       --------------         --------------        ---------------   -----------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS                           $   10,048,883         $   49,424,734        $    26,598,993   $    (342,302,209)
                                       ==============         ==============        ===============   =================
-----------------------------------------------------------------------------------------------------------------------
+Net of foreign withholding
  tax of:                              $        4,992         $           --        $            --   $          40,582
++Interest income includes
  securities lending income
  of:                                  $       39,009         $       26,724        $            --   $         112,736
-----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                               Asset Allocation Master Portfolio
                                          ----------------------------------------------------------------------
                                                    For the                      For the                 For the
                                                 Year Ended                 Period Ended              Year Ended
                                          December 31, 2000           December 31, 1999*       February 28, 1999
----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                    $     14,714,642             $     13,015,199         $    12,448,266
  Net realized gain                              58,575,728                   95,145,324              54,934,107
  Net change in unrealized
    appreciation (depreciation)                 (63,241,487)                 (51,937,791)             25,525,980
                                           ----------------             ----------------         ---------------
Net increase in net assets
  resulting from operations                      10,048,883                   56,222,732              92,908,353
                                           ----------------             ----------------         ---------------
Interestholder transactions:
  Contributions                                 130,927,670                  124,202,299             172,073,764
  Withdrawals                                  (266,222,959)                (217,170,425)           (201,095,479)
                                           ----------------             ----------------         ---------------
Net decrease in net assets
  resulting from interestholder
  transactions                                 (135,295,289)                 (92,968,126)            (29,021,715)
                                           ----------------             ----------------         ---------------
Increase (decrease) in net assets              (125,246,406)                 (36,745,394)             63,886,638

NET ASSETS:
Beginning of period                             562,277,982                  599,023,376             535,136,738
                                           ----------------             ----------------         ---------------
End of period                              $    437,031,576             $    562,277,982         $   599,023,376
                                           ================             ================         ===============

----------------------------------------------------------------------------------------------------------------

                                                                                     Bond Index Master Portfolio
                                          ----------------------------------------------------------------------
                                                    For the                      For the                 For the
                                                 Year Ended                 Period Ended              Year Ended
                                          December 31, 2000           December 31, 1999*       February 28, 1999
----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                    $     29,718,038             $     22,243,983         $     7,063,037
  Net realized gain (loss)                       (7,866,535)                  (2,713,060)                419,676
  Net change in unrealized
    appreciation (depreciation)                  27,573,231                  (22,407,564)             (4,365,016)
                                           ----------------             ----------------         ---------------
Net increase (decrease) in net
  assets resulting from operations               49,424,734                   (2,876,641)              3,117,697
                                           ----------------             ----------------         ---------------
Interestholder transactions:
  Contributions                                 173,591,447                  524,489,703             357,368,335
  Withdrawals                                  (216,581,461)                (478,897,035)            (51,992,277)
                                           ----------------             ----------------         ---------------
Net increase (decrease) in net
  assets resulting from
  interestholder transactions                   (42,990,014)                  45,592,668             305,376,058
                                           ----------------             ----------------         ---------------
Increase in net assets                            6,434,720                   42,716,027             308,493,755

NET ASSETS:
Beginning of period                             444,443,913                  401,727,886              93,234,131
                                           ----------------             ----------------         ---------------
End of period                              $    450,878,633             $    444,443,913         $   401,727,886
                                           ================             ================         ===============
----------------------------------------------------------------------------------------------------------------

* For the ten months ended December 31, 1999. The Master Porfolio changed its fiscal year end from February 28 to December 31.

The accompanying notes are an integral part of these financial statements.

                                                                                  Money Market Master Portfolio
                                          ---------------------------------------------------------------------
                                                    For the                      For the                For the
                                                 Year Ended                 Period Ended           Period Ended
                                          December 31, 2000           December 31, 1999*    February 28, 1999**
---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                   $      26,598,971           $        9,767,206    $         5,411,548
  Net realized gain                                      22                        4,552                     --
                                          -----------------           ------------------    -------------------
Net increase in net assets
  resulting from operations                      26,598,993                    9,771,758              5,411,548
                                          -----------------           ------------------    -------------------
Interestholder transactions:
  Contributions                               1,633,105,244                  343,767,992            257,234,773
  Withdrawals                                (1,391,880,314)                (370,712,809)                    --
                                          -----------------           ------------------    -------------------
Net increase (decrease) in net
  assets resulting from
  interestholder transactions                   241,224,930                  (26,944,817)           257,234,773
                                          -----------------           ------------------    -------------------
Increase (decrease) in net assets               267,823,923                  (17,173,059)           262,646,321

NET ASSETS:
Beginning of period                             245,473,262                  262,646,321                     --
                                          -----------------           ------------------    -------------------
End of period                             $     513,297,185           $      245,473,262    $       262,646,321
                                          =================           ==================    ===================
---------------------------------------------------------------------------------------------------------------

                                                                                 S&P 500 Index Master Portfolio
                                          ---------------------------------------------------------------------
                                                    For the                      For the                For the
                                                 Year Ended                 Period Ended             Year Ended
                                          December 31, 2000           December 31, 1999*      February 28, 1999
---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                   $      47,775,321           $       52,303,458      $      43,674,276
  Net realized gain                             854,753,964                  170,279,517            181,973,840
  Net change in unrealized
    appreciation (depreciation)              (1,244,831,494)                 562,095,831            250,798,350
                                          -----------------           ------------------      -----------------
Net increase (decrease) in net
  assets resulting from operations             (342,302,209)                 784,678,806            476,446,466
                                          -----------------           ------------------      -----------------
Interestholder transactions:
  Contributions                               1,599,306,476                1,849,624,688          2,288,411,987
  Withdrawals                                (2,856,439,610)              (1,493,871,246)        (1,431,828,889)
                                          -----------------           ------------------      -----------------
Net increase (decrease) in net
  assets resulting from
  interestholder transactions                (1,257,133,134)                 355,753,442            856,583,098
                                          -----------------           ------------------      -----------------
Increase (decrease) in net assets            (1,599,435,343)               1,140,432,248          1,333,029,564

NET ASSETS:
Beginning of period                           4,827,525,026                3,687,092,778          2,354,063,214
                                          -----------------           ------------------      -----------------
End of period                             $   3,228,089,683           $    4,827,525,026      $   3,687,092,778
                                          =================           ==================      =================
---------------------------------------------------------------------------------------------------------------

* For the ten months ended December 31, 1999. The Master Porfolio changed its fiscal year end from February 28 to December 31.
** For the period from September 1, 1998 (commencement of operations) to February 28, 1999.

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS

1.  Significant Accounting Policies

    Master Investment Portfolio ("MIP") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware business trust. MIP currently issues the following separate portfolios: Asset Allocation, Bond Index, Extended Index, International Index, LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market, Russell 2000 Index, S&P 500 Index and U.S. Equity Index Master Portfolios.

    These financial statements relate to the Asset Allocation, Bond Index, Money Market and S&P 500 Index Master Portfolios (each, a "Master Portfolio", collectively the "Master Portfolios").

    The following is a summary of significant accounting policies which are consistently followed by MIP in the preparation of its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

    Security Valuation

    The equity securities of each Master Portfolio are valued at the last reported sales price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid prices. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Any securities, restricted securities or other assets for which market quotations are not readily available, are valued at fair value as determined in good faith in accordance with policies approved by MIP's Board of Trustees.

    The Money Market Master Portfolio uses the amortized cost method of valuation to determine the value of its portfolio securities in accordance with Rule 2a-7 under the 1940 Act. The amortized cost method, which involves valuing a security at its cost and accreting or amortizing any discount or premium, respectively, over the period until maturity, approximates market value.

    Security Transactions and Income Recognition

    Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on a daily accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Original issue discount and discount on securities purchased, except for the Money Market Master Portfolio, are accreted as interest income using a constant yield to maturity method. The Master Portfolios, except for the Money Market Master Portfolio, do not amortize premiums on securities purchased. The Money Market Master Portfolio amortizes premium and accretes discount on a straight-line basis to maturity.

    Federal Income Taxes

    MIP believes that each Master Portfolio has and will continue to be operated in a manner so as to qualify it as a partnership for federal income tax purposes. Provided that each Master Portfolio so qualifies, it will not be subject to any federal income tax on its income and gain (if any). However, each investor in a Master Portfolio will be taxable on its distributive share of the Master Portfolio's taxable income in determining its federal income tax liability. As a partnership for federal income tax purposes, each Master Portfolio will be deemed to have "passed through" to interestholders any interest, dividends, gains or losses for such purposes. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

    It is intended that each Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under the Code can continue to so qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company

MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS (Continued)

meets other requirements for such qualification not within the control of the Master Portfolio (E.G. distributing at least 90% of the regulated investment company's "investment company taxable income" annually).

    Futures Contracts

    The Asset Allocation and S&P 500 Index Master Portfolios may purchase long futures contracts to gain exposure to market changes as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, the Asset Allocation and S&P 500 Index Master Portfolios are required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Asset Allocation and S&P 500 Index Master Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Asset Allocation and S&P 500 Index Master Portfolios as unrealized gains or losses. When the contract is closed, the Asset Allocation and S&P 500 Index Master Portfolios record a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Asset Allocation and S&P 500 Index Master Portfolios are required to segregate cash, U.S. Government securities or high quality, liquid debt instruments in connection with long futures transactions. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.

    As of December 31, 2000, the open long futures contracts outstanding were as follows:

-------------------------------------------------------------------------------------------------------------
                                     Number of                     Expiration        Notional  Net Unrealized
Master Portfolio                     Contracts     Futures Index         Date  Contract Value    Depreciation
-------------------------------------------------------------------------------------------------------------
Asset Allocation Master Portfolio           32           S&P 500      3/16/01   $  10,680,000  $     (324,000)
S&P 500 Index Master Portfolio              55           S&P 500      3/16/01      18,356,250        (723,100)
-------------------------------------------------------------------------------------------------------------

    The Asset Allocation and the S&P 500 Index Master Portfolios have pledged to brokers U.S. Treasury Bills for initial margin requirements with a face amount of $3,425,000 and $9,050,000, respectively.

    Repurchase Agreements

    Transactions involving purchases of securities under agreements to resell such securities at a specified price and time ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in each Master Portfolio's Schedule of Investments. The advisor to the Master Portfolio may pool each Master Portfolio's cash and invest in repurchase agreements entered into by the other Master Portfolios. Each Master Portfolio's prospectus requires that the cash investments be fully collateralized based on values that are marked to market daily. The collateral is generally held by an agent bank under a tri-party agreement. It is the advisor's responsibility to value collateral daily and to obtain additional collateral as necessary to maintain the value at equal to or greater than the repurchase price.

    The repurchase agreements entered into on December 29, 2000 by the Master Portfolios were fully collateralized by U.S. Government obligations as follows:

---------------------------------------------------------------------------------------------------------------------------------
                                                                                      U.S Government Obligations
                                                                       ----------------------------------------------------------
                                                                                                                      Aggregate
Master Portfolio                    Repurchase Agreement               Interest Rate(s)      Maturity Date(s)        Market Value
---------------------------------------------------------------------------------------------------------------------------------
Asset Allocation Master Portfolio  Investors Bank & Trust Tri Party          6.38%                08/15/02         $   16,046,475
Bond Index Master Portfolio        Investors Bank & Trust Tri Party          6.38                 08/15/02              3,361,227
Money Market Master Portfolio      Goldman Sachs Tri Party                5.50 - 9.50       10/01/02 - 12/01/30        15,133,740
                                   Investors Bank & Trust Tri Party          6.38                 08/15/02                 10,406
                                   Merrill Lynch Tri Party                5.50 - 8.55       01/01/01 - 08/01/38        15,302,831
S&P 500 Index Master Portfolio     Investors Bank & Trust Tri Party          6.38                 08/15/02             11,592,589
---------------------------------------------------------------------------------------------------------------------------------

MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS (Continued)

2.  Agreements and Other Transactions with Affilitates

    Pursuant to an Investment Advisory Contract with each Master Portfolio, Barclays Global Fund Advisors ("BGFA") provides investment guidance and policy direction in connection with the management of each Master Portfolio's assets. BGFA is an indirect subsidiary of Barclays Bank PLC. BGFA is entitled to receive 0.35%, 0.08%, 0.10% and 0.05% of the average daily net assets of the Asset Allocation, Bond Index, Money Market and S&P 500 Index Master Portfolios, respectively, as compensation for advisory services.

    Investors Bank & Trust Company ("IBT") serves as the custodian to each Master Portfolio. IBT will not be entitled to receive fees for its custodial services so long as it is entitled to receive a separate fee from Barclays Global Investors, N.A. ("BGI") for its services as sub-administrator of each Master Portfolio.

    Stephens Inc. ("Stephens"), is the sponsor and placement agent for the Master Portfolios.

    MIP has entered into administration services arrangements with BGI and Stephens, as co-administrators, who have agreed jointly to provide general administration services to the Master Portfolios, such as managing and coordinating third-party service relationships. BGI and Stephens are not entitled to compensation for providing administration services to the Master Portfolios. BGI and Stephens may delegate certain of their administration duties to sub-administrators.

    Certain officers and trustees of MIP are also officers of Stephens. As of December 31, 2000, these officers of Stephens collectively owned less than 1% of the Master Portfolios' outstanding beneficial interests.

    Barclays Global Investors Services ("BGIS") served as a broker-dealer for the Asset Allocation Master Portfolio. For the year ended December 31, 2000 BGIS received commissions in the amount of $6,807 related to purchases and sales of investments.

3.  Investment Portfolio Transactions

    Purchases and sales of investments (exclusive of short-term investments) for each Master Portfolio for the year ended December 31, 2000, were as follows:

---------------------------------------------------------------------------------------------------------
                                            U.S. Government Obligations               Other Securities
                                         --------------------------------      --------------------------
Master Portfolio                         Purchases                  Sales      Purchases            Sales
---------------------------------------------------------------------------------------------------------
Asset Allocation Master Portfolio     $         --           $         --   $266,769,118   $  430,413,646
Bond Index Master Portfolio            119,717,082            151,366,874    104,381,734       83,788,817
S&P 500 Index Master Portfolio                  --                     --    399,446,810    1,508,761,551
---------------------------------------------------------------------------------------------------------

    As of December 31, 2000, the Master Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

---------------------------------------------------------------------------------------------------------
                                                 Tax       Unrealized       Unrealized     Net Unrealized
Master Portfolio                                Cost     Appreciation     Depreciation       Appreciation
---------------------------------------------------------------------------------------------------------
Asset Allocation Master Portfolio     $  398,278,084     $ 45,032,645    $ (30,390,483)      $ 14,642,162
Bond Index Master Portfolio              463,266,174        9,758,675       (6,369,378)         3,389,297
S&P 500 Index Master Portfolio         2,777,752,970      787,496,946     (337,003,082)       450,493,864
---------------------------------------------------------------------------------------------------------

    As of December 31, 2000, the Money Market Master Portfolio's cost for income tax purposes was the same as for financial statement purposes.

4.  Portfolio Securities Loaned

    As of December 31, 2000, certain Master Portfolios had loaned securities which were collateralized by U.S Government Agency obligations and money market mutual funds. Each Master Portfolio receives transaction fees for providing services in connection with the securities lending program. The risks to the Master Portfolios of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS (Continued)

    The value of the securities on loan at December 31, 2000 and the value of the related collateral were as follows:

--------------------------------------------------------------------------------
                                                         Value of       Value of
Master Portfolio                                       Securities     Collateral
--------------------------------------------------------------------------------
Asset Allocation Master Portfolio                     $11,174,619    $11,457,413
Bond Index Master Portfolio                            22,583,019     23,124,248
S&P 500 Index Master Portfolio                         39,952,214     40,886,590
--------------------------------------------------------------------------------

5.  Financial Highlights

    The ratios of expenses to average net assets, net investment income to average net assets, portfolio turnover rates (excluding short-term investments) and total returns for the Master Portfolios were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                For the        For the        For the        For the        For the        For the
                                             Year Ended   Period Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                           December 31,   December 31,   February 28,   February 28,   February 28,   February 29,
                                                   2000          1999*           1999           1998           1997           1996
------------------------------------------------------------------------------------------------------------------------------------
Asset Allocation Master Portfolio
  Ratio of expenses to average net
    assets+                                        0.35%         0.35%          0.35%           0.35%          0.35%           0.35%
  Ratio of net investment
    income to average net
    assets+                                        2.82%         2.75%          2.24%           3.76%          4.35%           4.03%
  Portfolio turnover rate                            53%           39%            33%             57%            43%             40%
  Total return                                     1.51%        10.35%**       18.23%          27.50%         13.49%          23.94%
Bond Index Master Portfolio
  Ratio of expenses to
    average net assets+                            0.08%         0.08%          0.08%           0.08%          0.09%           0.09%
  Ratio of net investment
    income to average net
    assets+                                        6.73%         6.44%          6.31%           6.73%          6.83%           6.43%
  Portfolio turnover rate                            52%           25%            28%             59%            39%             21%
  Total return                                    11.91%        -0.67%**        6.39%          10.51%          4.47%          12.32%
Money Market Master Portfolio
  Ratio of expenses to
    average net assets+                            0.10%         0.10%          0.10%++          N/A            N/A             N/A
  Ratio of net investment
    income to average net
    assets+                                        6.43%         5.23%          5.17%++          N/A            N/A             N/A
  Total return                                     6.52%         4.44%**        2.61%**          N/A            N/A             N/A
S&P 500 Index Master Portfolio
  Ratio of expenses to
    average net assets+                            0.05%         0.05%          0.05%           0.05%          0.05%           0.05%
  Ratio of net investment
    income to average net
    assets+                                        1.22%         1.44%          1.61%           1.89%          2.31%           2.68%
  Portfolio turnover rate                            10%            7%            11%              6%             4%              2%
  Total return                                    -9.19%        19.82%**       19.65%          34.77%         25.97%          34.50%
------------------------------------------------------------------------------------------------------------------------------------

  * For the ten months ended December 31, 1999. The Master Portfolios changed their fiscal year end from February 28 to December 31.
 **  Not annualized.
  +  Annualized for periods of less than one year.
 ++ For the period from September 1, 1998 (commencement of operations) to February 28, 1999.

6.  Change in Accounting Policy

    In November 2000, the American Institute of Certified Public Accountants issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The requirements of the new audit guide will change the way the Master Portfolios account for premiums on fixed income securities and also require changes to the presentation of the financial statements. These changes are not expected to have any material impact on the net assets of the Master Portfolios.

Independent Auditors' Report

To the Interestholders and Board of Trustees of Master Investment Portfolio:

    We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Asset Allocation Master Portfolio, Bond Index Master Portfolio, Money Market Master Portfolio and S&P 500 Index Master Portfolio, each a portfolio of Master Investment Portfolio (the Portfolios), as of December 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended, the ten-month period ended December 31, 1999 and the year or period ended February 28, 1999, and financial highlights for the year then ended, the ten-month period ended December 31, 1999 and for each of the years or periods in the four-year period ended February 28, 1999. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Portfolios of Master Investment Portfolio as of December 31, 2000, the results of their operations, the changes in their net assets and financial highlights for the periods specified in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP
San Francisco, California
February 9, 2001

                                         Barclays Global Investors Funds, Inc.
                                         c/o Investors Bank and Trust Co.
                                         200 Clarendon Street
                                         Boston, MA 02116

                                         BGI/AR. 12/00